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                        SUPER VISION INTERNATIONAL, INC.

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                            STOCK PURCHASE AGREEMENT

                         DATED AS OF NOVEMBER 23, 1998

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                              CLASS A COMMON STOCK
                                $.001 PAR VALUE




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                               TABLE OF CONTENTS

ARTICLE I         PURCHASE AND SALE OF SHARES AND WARRANTS......................................................-2-

         1.1      Purchase and Sale of Shares and Warrants......................................................-2-
         1.2      Purchase Price................................................................................-2-
         1.3      Warrants......................................................................................-2-
         1.4      Issue Taxes...................................................................................-2-

ARTICLE II        REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.............................................-3-

         2.1      Incorporation; Subsidiaries...................................................................-3-
         2.2      Authorization.................................................................................-3-
         2.3      Conflicts.....................................................................................-3-
         2.4      Capitalization................................................................................-4-
         2.5      Securities Filings............................................................................-5-
         2.6      Financial Statements..........................................................................-6-
         2.7      Taxes.........................................................................................-7-
         2.8      Title; Sales Arrangements; Defaults...........................................................-8-
         2.9      Employee Benefit Plans........................................................................-8-
         2.10     Insurance.....................................................................................-9-
         2.11     Disputes and Litigation.......................................................................-9-
         2.12     Compliance With Law; Licenses; Franchises.....................................................-9-
         2.13     Distributorship Agreement....................................................................-10-
         2.14     Private Placement............................................................................-10-
         2.15     Disclosure...................................................................................-10-

ARTICLE III       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER..............................................-11-

         3.1      Incorporation................................................................................-11-
         3.2      Authorization................................................................................-11-
         3.3      Conflicts....................................................................................-11-
         3.4      Private Placement............................................................................-12-
         3.5      Clayton Act..................................................................................-12-

ARTICLE IV        PRE-CLOSING COVENANTS, ETC...................................................................-12-

         4.1      General Conduct of Business..................................................................-12-
         4.2      Capitalization...............................................................................-13-
         4.3      Due Diligence; SEC Filings...................................................................-13-
         4.4      Lien Searches................................................................................-14-
         4.5      Notification of Certain Matters..............................................................-14-

         4.6      Termination of Sales Agreements..............................................................-14-
         4.7      Forbearance..................................................................................-15-

ARTICLE V         CLOSING......................................................................................-15-

         5.1      Time and Place of Closing....................................................................-15-
         5.2      Delivery of Shares; Warrants.................................................................-15-
         5.3      Delivery of Purchase Price...................................................................-15-
         5.4      Other Matters................................................................................-15-

ARTICLE VI        CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PURCHASER.........................................-16-

         6.1      Opinion of Counsel to the Corporation........................................................-16-
         6.2      Representations; Warranties; Covenants.......................................................-16-
         6.3      Certified Resolutions........................................................................-16-
         6.4      Consents.....................................................................................-16-
         6.5      Registration Rights Agreement................................................................-17-
         6.6      Distributorship Agreement....................................................................-17-
         6.7      Sales Agreements.............................................................................-17-
         6.8      Litigation...................................................................................-17-
         6.9      Other Certificates...........................................................................-17-
         6.10     Board Approval...............................................................................-17-
         6.11     Kingstone Agreement..........................................................................-17-
         6.12     Reconciliation Agreement.....................................................................-18-
         6.13     Option Agreement.............................................................................-18-

ARTICLE VII       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                  CORPORATION..................................................................................-18-

         7.1      Representations; Warranties; Covenants.......................................................-18-
         7.2      Certified Resolutions........................................................................-18-
         7.3      Distributorship Agreement....................................................................-18-
         7.4      Other Certificates...........................................................................-19-
         7.5      Reconciliation Agreement.....................................................................-19-

ARTICLE VIII      POST-CLOSING COVENANTS OF THE CORPORATION....................................................-19-

         8.1      Rights to Purchase Additional Stock..........................................................-19-
         8.2      Right of First Refusal.......................................................................-20-
         8.3      Board Representation.........................................................................-21-
         8.4      Sales Agreements.............................................................................-22-
         8.5      No Issuance of Class B Stock.................................................................-22-
         8.6      Carry Out of Business Plan Supplement........................................................-22-

ARTICLE IX        TERMINATION..................................................................................-22-

         9.1      Termination..................................................................................-22-
         9.2      Effect of Termination........................................................................-22-

ARTICLE X         INDEMNIFICATION..............................................................................-23-

         10.1     Basis of Indemnity...........................................................................-23-
         10.2     Procedures for Indemnification...............................................................-23-
         10.3     Payment of Indemnity.........................................................................-25-
         10.4     Limitation...................................................................................-25-

ARTICLE XI        MISCELLANEOUS................................................................................-25-

         11.1     Notices......................................................................................-25-
         11.2     Survival of Representations..................................................................-26-
         11.3     Entire Agreement.............................................................................-26-
         11.4     Further Action...............................................................................-26-
         11.5     Benefit of Agreement.........................................................................-26-
         11.6     Expenses.....................................................................................-27-
         11.7     Governing Law................................................................................-27-
         11.8     Captions.....................................................................................-27-
         11.9     Brokerage....................................................................................-27-
         11.10    Hart-Scott-Rodino Compliance.................................................................-27-
         11.11    Press Releases...............................................................................-28-
         11.12    Counterparts.................................................................................-28-

Exhibit A:                 Initial Warrant Certificate
Exhibit B:                 Protective Warrant Certificate
Exhibit C:                 Registration Rights Agreement
Exhibit D:                 Distributorship Agreement
Exhibit E:                 Kingstone Agreement
Exhibit F:                 Reconciliation Agreement
Exhibit G:                 Option Agreement
Schedule 1:                Capitalization
Schedule 2:                Sales Agreements
Schedule 3:                Liens

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                            STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT dated as of the 23th day of November, 1998, by and between SUPER VISION INTERNATIONAL, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (hereinafter referred to as the "Corporation"), and COOPER LIGHTING, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (hereinafter referred to as the "Purchaser").

                                  WITNESSETH:

         WHEREAS, the Corporation is engaged in the business of manufacturing, developing, designing and marketing Products (as defined in the Distributorship Agreement attached hereto); and

         WHEREAS, contemporaneously with Closing (as hereinafter defined) pursuant to this Agreement, the Corporation desires, among other matters, to appoint the Purchaser, as its exclusive distributor in the Territory (as defined in the Distributorship Agreement) for the Products in the Exclusive Market (as defined in the Distributorship Agreement) and the Purchaser desires to procure such appointment upon the terms and subject to the provisions of a distributorship agreement (hereinafter defined as the "Distributorship Agreement") as herein provided; and

         WHEREAS, in order to provide funds for the operation and expansion of its business in accordance with the Business Plan Supplement (as hereinafter defined), without limitation so as to enable the Corporation to fulfill its obligations under the Distributorship Agreement, the Corporation desires to issue, sell and deliver to the Purchaser the number of shares (hereinafter referred to as the "Shares") of the class A common stock, $.001 par value (hereinafter referred to as the "Class A Common Stock"), of the Corporation hereinafter identified, and, in consideration of the covenants and agreements of the Purchaser hereunder, to issue and deliver to the Purchaser warrants (hereinafter referred to, collectively, as the "Warrants"), respectively, to acquire an equal number of shares (hereinafter referred to as the "Initial Warrant Shares") of Class A Common Stock, and further to acquire certain additional shares (together with the Initial Warrant Shares, hereinafter referred to as the "Warrant Shares") of Class A Common Stock in the event of exercise of the rights to acquire securities of the Corporation specified therein, and the Purchaser desires to purchase and acquire the Shares, together with Warrants, upon the terms and subject to the conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                   ARTICLE I

                    PURCHASE AND SALE OF SHARES AND WARRANTS

         1.1      Purchase and Sale of Shares and Warrants.

         Subject to the terms and conditions of this Agreement, and on the basis of the representations, warranties and covenants herein contained, effective at Closing, the Corporation hereby agrees to issue, sell and deliver to the Purchaser 250,369 shares of Class A Common Stock, and the Purchaser hereby agrees to purchase, acquire and accept the Shares from the Corporation.

         1.2      Purchase Price.

         The purchase price (hereinafter referred to as the "Purchase Price") for the Shares, the Warrants and other covenants and representations set forth in the Principal Documents (as hereinafter defined) shall be $2,000,000, which shall be delivered by the Purchaser to the Corporation as set forth in Section
5.3 hereof.

         1.3      Warrants.

         In consideration of the covenants and agreements of the Purchaser set forth herein, including, without limitation, the execution and delivery of the Distributorship Agreement at Closing, the Corporation shall issue and deliver the Warrants to the Purchaser, such Warrants to be evidenced by: (x) the form of the warrant certificate attached hereto as Exhibit A (the Warrants evidenced by the Warrant Certificate contemplated by Exhibit A hereinafter referred to as the "Initial Warrants"); and (y) the form of warrant certificate attached hereto as Exhibit B (the Warrants evidenced by the Warrant Certificate contemplated by Exhibit B hereinafter referred to as the "Protective Warrants"; both such warrant certificates hereinafter referred to, collectively, as the "Warrant Certificates").

         1.4      Issue Taxes.

         The Corporation shall pay the taxes and governmental fees in connection with: (a) the issuance, sale, or delivery by the Corporation to the Purchaser of the Shares and the Warrants and (b) the execution and delivery of this Agreement and any other documents or instruments executed and delivered at the Closing. The Corporation shall hold each holder of the Shares and the Warrants harmless, without limitation as to time, against any and all liabilities with respect to any such taxes and fees resulting from their initial issuances or any stamp tax arising from the issuances of stock upon the exercise of the Warrants. The obligations under this Section 1.4 shall survive any transfer of the Shares and the Warrants, or any of them, and the termination of this Agreement.


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                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                               OF THE CORPORATION

         The Corporation hereby represents, warrants and covenants that:

         2.1      Incorporation; Subsidiaries.

         The Corporation is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own or hold under lease the assets and properties which it owns or holds under lease and to perform all its obligations under the agreements to which it is a party, including, without limitation, this Agreement and the other Principal Documents (as hereinafter defined). The Corporation is qualified as a foreign corporation in good standing in each other jurisdiction wherein the failure so to qualify would, individually or in the aggregate, have a material adverse effect on its business, properties, operations, income, assets, prospects or condition, financial or otherwise (hereinafter referred to as the "Corporation's business or condition"). The copies of the certificate of incorporation and by-laws of the Corporation which have been delivered to the Purchaser by the Corporation are complete and correct. The Corporation does not, directly or indirectly, hold any capital stock or other proprietary interest, beneficially or of record, in any corporation, partnership, joint venture, business trust or other legal entity.

         2.2      Authorization.

         The execution and delivery by the Corporation of this Agreement, the Distributorship Agreement, the Warrant Certificates, and each of them, the Registration Rights Agreement, the Kingstone Agreement and the Reconciliation Agreement (all of which are herein referred to, collectively, as the "Principal Documents"), the performance by the Corporation of its covenants and agreements under the Principal Documents, and each of them, and the consummation by the Corporation of the transactions contemplated by the Principal Documents, and each of them, have been duly authorized by all necessary corporate action. When executed and delivered by the Corporation, the Principal Documents, and each of them, shall constitute the valid and legally binding obligations of the Corporation enforceable against the Corporation in accordance with their respective terms, except as may be limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors' rights and by limitations on the availability of equitable remedies, whether considered in an action at law or a proceeding in equity.

         2.3      Conflicts.

         Neither the execution and delivery of the Principal Documents, nor any of them, nor the consummation of the transactions contemplated in the Principal Documents, or any of them, will violate any provision of the certificate of incorporation or by-laws of the Corporation or any law, rule, regulation, or any writ, judgment, injunction, decree, determination, award or other order of any court, government, or governmental agency or instrumentality, domestic or foreign, binding upon the Corporation, or conflict with or, except with respect to the Lightingagent Agreements set forth on Part II of Schedule 2 attached hereto, result in any breach of or event of termination under any of the terms of, or the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature pursuant to, the terms of any contract or agreement to which the Corporation is a party or by which the Corporation or any of its properties or assets is bound. No consents, approvals or authorizations or filings or registrations with any governmental agency or authority or any other person or entity are required in connection with the execution and delivery of the Principal Documents, or any of them, by the Corporation or the consummation by the Corporation of the transactions contemplated hereby or thereby.

         2.4      Capitalization.

         (a)      The authorized capital stock of the Corporation consists of:
(x) 5,000,000 shares of preferred stock, $.001 par value (hereinafter referred to as the "Preferred Stock"), none of which are issued and outstanding as of the date of this Agreement; (y) 16,610,866 shares of Class A Common Stock, of which 1,770,049 shares are issued and outstanding as of the date of this Agreement and an aggregate of 7,378,119 shares (prior to giving effect to the issuance of the Shares) are reserved for issuance pursuant to exercise of the warrants and options, including those hereinafter identified; and (z) 3,389,134 shares of class B common stock, $.001 par value (hereinafter referred to as the "Class B Common Stock", and together with the Class A Common Stock, the "Common Stock"), of which 483,264 are issued and outstanding as of the date of this Agreement. All of the outstanding shares of Common Stock have been validly issued and are fully-paid and non-assessable, and the Shares, when issued and delivered in accordance with this Agreement, will be validly issued, fully-paid and non-assessable shares of Common Stock, free and clear of any mortgage, deed of trust, pledge, lien, security interest or any charge or encumbrance of any nature granted by the Corporation. The Corporation does not hold any shares of Preferred Stock, or any shares of Common Stock, as treasury stock. The Corporation has duly reserved for issuance from the authorized but unissued Common Stock such number of shares thereof sufficient for issuance under this Agreement. Except for the rights contemplated pursuant to the Hayward Stock Purchase Agreement, there are no preemptive rights with respect to any shares of the capital stock of the Corporation, including, without limitation, the Shares of the Warrant Shares, or any of them.

         (b) There are no subscriptions, warrants, options, calls, commitments by or agreements to which the Corporation is bound relating to the issuance or purchase of any shares of Preferred Stock, and no such subscriptions, warrants, options, calls, commitments by or agreements to which the Corporation is bound relating to the issuance or purchase of any shares of Common Stock except for: (t) 483,264 shares of Class A Common Stock to be reserved for issuance upon the potential conversion of the Class B Common Stock, (u) 771,480 shares of Class A Common Stock reserved for issuance upon exercise of warrants issued to Hayward Industries, Inc., (v) 289,187 shares of Class A Common Stock reserved for issuance upon exercise of a warrant issued to Brett

Kingstone, (w) 265,895 shares and 25,800 shares of Class A Common Stock reserved and to be reserved, respectively, for issuance upon exercise of outstanding options as of the date hereof (hereinafter referred to as the "Employee Options") granted under the Corporation's existing stock option plan,
(x) 120,000 shares of Class A Common Stock reserved for issuance upon exercise of the Corporation's Unit Purchase Options identified on Schedule 1 attached hereto (hereinafter referred to as the "Unit Purchase Options") at the exercise price set forth on Schedule 1, (y) 1,759,500 shares of Class A Common Stock reserved for issuance upon exercise of the Corporation's Class A Warrants identified on Schedule 1 attached hereto (hereinafter referred to as the "Class A Warrants") at the exercise price set forth on Schedule 1, including Class A Warrants issuable upon exercise of Unit Purchase Options, and (z) 3,300,000 shares of Class A Common Stock reserved for issuance upon exercise of the Class B Warrants identified on Schedule 1 attached hereto (hereinafter referred to as the "Class B Warrants) at the exercise price set forth on Schedule 1, including Class B Warrants issuable upon exercise of Class A Warrants and Unit Purchase Options. Except as set forth on Schedule 1, no event has occurred which will cause any adjustment in any conversion or exercise price or ratio with respect to any such securities pursuant to any anti-dilution provisions thereunder, nor, as a result of any such event, will the number of shares of Common Stock issuable upon such conversion or such exercise, as the case may be, be subject to adjustment. Except as set forth on Schedule 1, no such conversion or exercise price or ratio will be subject to adjustment as a consequence of the transactions contemplated by the Principal Documents, nor, as a consequence of such consummation, will the numbers of shares of Common Stock issuable upon such conversion or such exercise, as the case may be, be subject to adjustment. There are no contracts, agreements, arrangements (written or oral) or other documents to which the Corporation is a party regulating or controlling or otherwise affecting the voting or disposition of any shares of stock of the Corporation, or the management thereof, except as set forth in Schedule 1. The Corporation is under no commitment or obligation to effectuate the election or appointment to its Board of Directors of any person other than pursuant to
Section 8.3 hereof and the designee of Hayward Industries, Inc. The Corporation has not extended any demand or incidental registration rights under the Securities Act of 1933, as amended (hereinafter referred to as the "Securities Act"), except as set forth in Schedule 1.

         (c) Neither Brett Kingstone nor the Kingstone Family Limited Partnership II, which is also known as the Kingstone Family Limited Partnership II Family Limited Partnership, is a holder of any shares of Class A or Class B Common Stock that are subject to the Escrow Agreement dated as of January 11, 1994, among the Corporation, American Stock Transfer and Trust Company, Brett Kingstone and/or certain other shareholders of the Corporation.

         2.5      Securities Filings.

         The Corporation has, on a timely basis, since March 24, 1994, made all filings with the Securities and Exchange Commission (hereinafter referred to as the "Commission") that it has been required to make under the Securities Act and the rules and regulations thereunder and the Securities Exchange Act of 1934, as amended (hereinafter referred to as the "Exchange Act"), and the rules and regulations thereunder. The Corporation has provided to the Purchaser a complete and correct copy of the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, its Quarterly Reports on Form 10-QSB for the quarters ended respectively, March 31 and June 30, 1998 and its proxy statement dated April 3, 1998 (hereinafter referred to, collectively, as the "Current SEC Reports"). The Current SEC Reports comply in all material respects with the requirements of the Exchange Act, and none of the Current SEC Reports contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         2.6      Financial Statements.

         (a) The Corporation has delivered to the Purchaser (i) the balance sheets of the Corporation as and at December 31, 1997 and 1996, and the related statements of operations for the fiscal years then ended, accompanied by the report of Ernst & Young L.L.P. and Coopers & Lybrand, L.L.P., respectively with respect thereto (hereinafter referred to as the "Audited Financial Statements") and (ii) the unaudited balance sheets of the Corporation as and at September
30, 1998 and 1997, and the related unaudited statements of operations for the nine months then ended, respectively (hereinafter referred to as the "Interim Financial Statements", and together with the Audited Financial Statements, the "Financial Statements"). The Financial Statements have been prepared in conformity with generally accepted accounting principles consistently applied throughout the periods to which such financial statements relate, except as otherwise indicated therein and except, in the case of the Interim Financial Statements, as permitted by the requirements of Form 10-QSB. The Financial Statements fully and fairly present, in conformity with such principles as so utilized, the financial position and results of operations of the Corporation, and the changes in cash flows, at the dates shown and for the periods therein specified. The balance sheets constituting a part of the Financial Statements fully and fairly present as and at the dates thereof all liabilities of the Corporation of the types normally reflected in balance sheets as and at the dates thereof. Other than (in the case of the Interim Financial Statements) year-end adjustments on a basis comparable to past practice, all adjustments necessary to present fully and fairly the financial position and results of operations of the Corporation, and the changes in its financial position, for such periods have been included in the Financial Statements. Except to the extent disclosed in the Financial Statements, the Corporation does not have any liabilities, whether accrued, absolute, contingent, or otherwise, whether due or to become due and whether the amount thereof is readily ascertainable or not, which, individually or in the aggregate, might be materially adverse to the Corporation's business or condition or that exceeds $100,000.

         (b)      Subsequent to June 30, 1998, the Corporation has not:

                  (i) declared, set aside or made any payment or distribution upon any capital stock or, directly or indirectly, purchased, redeemed or otherwise acquired or disposed of any shares of capital stock;

                  (ii) incurred any liability or obligation under agreements or otherwise, except current liabilities entered into or incurred in the ordinary course of business consistent with past practice; issued any equity securities or rights with respect to equity securities; issued any notes or other corporate debt securities or paid or discharged any outstanding indebtedness, except in the ordinary course of business consistent with past practice; or mortgaged, pledged or subjected to any Lien (as hereinafter defined) any of its assets or properties;

                  (iii) entered into any transaction other than in the ordinary course of business consistent with past practice, except in connection with the execution and performance of this Agreement or the other Principal Documents and the transactions contemplated hereby and thereby;

                  (iv) suffered any damage, destruction, or loss to any of its assets or properties (whether or not covered by insurance); or

                  (v) suffered any material adverse change in the Corporation's business or condition;

and, since June 30, 1998, there has been no occurrence, circumstance or combination thereof which, individually or in the aggregate, might be expected to result in any such material adverse change. For purposes of this Agreement, the term "Lien" shall be defined to mean any mortgage, deed of trust, security interest, pledge, lien, or other charge or encumbrance of any nature except:
(a) liens for taxes, assessments, or governmental charges or levies not yet due and delinquent, (b) liens consisting of zoning or planning restrictions, easements, permits, any other restrictions or limitations on the use of real property or irregularities in title thereto which do not materially detract from the value of, or impair the use of, such property by the Corporation, and
(c) as expressly set forth in the Financial Statements (or the notes thereto).

         2.7      Taxes.

         The Corporation has filed or caused to be filed all foreign, federal, state, municipal and other tax returns, reports and declarations required to be filed by it and has paid or has sufficient accruals on its books to pay all taxes which have been or shall become due with respect to the periods covered by said returns or pursuant to any assessment received by it in connection therewith. All assessments and charges (including penalties and interest, if any) related to periods ended on or before December 31, 1997, have been or will be paid by the Corporation, including any necessary adjustments with state and local tax authorities, and no deficiency in payment of any taxes for any period has been asserted by any taxing authority which remains unsettled at the date hereof. Adequate provision has been made in the Financial Statements for the payment of all then accrued and unpaid foreign, federal and other taxes of the Corporation whether or not yet due and payable and whether or not disputed by the Corporation.

         2.8      Title; Sales Arrangements; Defaults.

         The Corporation has good, valid, and marketable title to all of its assets and properties, in each case, except as set forth on Schedule 3 annexed hereto, free and clear of all Liens; and, without limiting the foregoing, has good, valid and marketable title to all of its assets and properties shown on the consolidated balance sheet as and at September 30, 1998 included in the Interim Financial Statements, in each case free and clear of all Liens, except for such assets and properties disposed of in the ordinary course of business since that date. The Corporation leases or owns all properties and assets necessary for the operation of its business as currently conducted. No event has occurred, or, is alleged to have occurred to the Corporation's knowledge, which constitutes, or with lapse of time or giving of notice or both would constitute, a default or a basis for a claim of force majeure or other claim of excusable delay or non-performance under any contract or other arrangement to which the Corporation is a party, which, individually or in the aggregate, would have a material adverse effect on the Corporation's business or condition. Set forth on Schedule 2 annexed hereto is a list of all sales agency, distributorship, manufacturer's representative and similar arrangements with respect to the Products sold in the Exclusive Market, or any of them (hereinafter referred to as the "Sales Agreements"), together with the territory and products covered thereby and the expiration date thereof, true and complete copies of which have been delivered by the Corporation to the Purchaser.

         2.9      Employee Benefit Plans.

         All pension, profit-sharing, bonus, incentive, welfare, or other employee benefit plans within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (hereinafter referred to as "ERISA"), in which the employees of the Corporation participate (such plans and related trusts, insurance, and annuity contracts, funding media, and related agreements and arrangements, other than any "multiemployer plan" (within the meaning of section 3 (37) of ERISA) being hereinafter referred to as the "Benefit Plans", and such multiemployer plans being hereinafter referred to as the "Multiemployer Plans") comply in all material respects with all requirements of the Department of Labor and the Internal Revenue Service promulgated under ERISA and with all other applicable laws and the Corporation does not have liability in excess of $100,000 for any failure to comply with such laws. The Corporation has not taken or failed to take any action with respect to either the Benefit Plans or the Multiemployer Plans which might create any liability on the part of the Corporation; no Benefit Plan which is a "defined benefit plan" (within the meaning of Section 3 (35) of ERISA) (hereinafter referred to as the "Defined Benefit Plans") or Multiemployer Plan has incurred an "accumulated funding deficiency" (within the meaning of section 412(a) of the Internal Revenue Code of 1986, as amended [hereinafter referred to as the "Code"]), whether or not waived; no "reportable event" (within the meaning of section 4043 of ERISA) has occurred with respect to any Defined Benefit Plan or any Multiemployer Plan; no "prohibited transaction" (within the meaning of section 406 of ERISA or section 4975 (c) of the Code) has occurred with respect to any Benefit Plan or any Multiemployer Plan; and the excess of the aggregate present value of accrued benefits of the Defined Benefit Plans is not more than the aggregate value of the assets of such plans. Each "fiduciary" (within the meaning of section 3(21)(A) of ERISA) as to each Benefit Plan and as to each Multiemployer Plan has complied in all material respects with the requirements of ERISA and all other applicable law in respect of each such Plan.

         2.10     Insurance.

         The Corporation maintains insurance policies covering all of its assets and properties and general public liability insurance and product liability insurance, providing such coverage and in such amounts as are customarily carried by companies engaged in similar businesses and owning similar properties and assets in the same general areas in which the Corporation competes. Such policies are in full force and effect, all premiums due thereon have been paid, and the Corporation has complied with the provisions of such policies.

         2.11     Disputes and Litigation.

         There is no action, suit, proceeding, or claim, pending that has been served or for which the Corporation has received written notice or, to the best of the Corporation's knowledge, threatened before any court, government or governmental agency or instrumentality, domestic or foreign, and no investigation by any court or government or governmental agency or instrumentality, domestic or foreign, pending that has been served or for which the Corporation has received written notice or, to the best of the Corporation's knowledge, threatened, against the Corporation, nor is there any outstanding order, writ, judgment, stipulation, injunction, decree, determination, award, or other order of any court or government or governmental agency or instrumentality, domestic or foreign, against the Corporation, in each case which would, individually or in the aggregate, have a material adverse effect on the Corporation's business or condition or under which a claim of damages exceeds $100,000 or injunctive relief is sought. The use by the Corporation of its assets and the conduct of its business do not involve infringement or, to the best of the Corporation's knowledge, claimed infringement, of any patent, trademark, servicemark, tradename, copyright, license or similar right.

         2.12     Compliance With Law; Licenses; Franchises.

         (a) The Corporation has (or has made timely application for) all franchises, licenses, permits and other governmental and non-governmental approvals necessary to enable it to carry on its business as currently conducted. All such franchises, licenses, permits, and governmental and other approvals (other than those with respect to which timely application is pending) are in full force and effect, there has been no default or breach thereunder, and there is no pending proceeding that has been served or for which the Corporation has received written notice or, to the best of the Corporation's knowledge, threatened proceeding under which any may be revoked, terminated or suspended. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, will not conflict with, contravene or terminate any such franchises, licenses, permits or governmental or other approvals. The

Corporation has not violated, nor, to the best of the Corporation's knowledge, is it alleged to have violated, any law, rule, regulation, judgment, stipulation, injunction, decree, determination, award or other order of any government, or governmental agency or instrumentality, domestic or foreign, binding upon the Corporation which violation, individually or in the aggregate, might have a materially adverse effect on the Corporation's business or condition or which violation results in liabilities exceeding $100.000.

         (b) The Corporation: (i) has not filed any notice under any federal, state or local law, or regulation, indicating past or present treatment, storage or disposal of a hazardous waste or reporting a spill or release of a hazardous or toxic waste, substance or constituent, or other substance into the environment, and (ii) does not have any liability, contingent or otherwise, under any such law or regulation in connection with any release of any hazardous or toxic waste, substance or constituent, or other substance into the environment, or the placement of any hazardous or toxic waste, substance or constituent, or other substance on or into any property, including that now or formerly owned or leased by the Corporation. No hazardous materials and no hazardous substances have been generated, treated, stored or disposed of by the Corporation or placed by the Corporation in violation of any applicable law or regulation on any property, including that now or formerly owned or leased by the Corporation.

         2.13     Distributorship Agreement.

         Subject to Section 11.2, all representations and warranties made by the Corporation contained in the Distributorship Agreement are true and correct on the date hereof as if made on the date hereof, and are hereby incorporated by reference herein.

         2.14     Private Placement.

         Neither the Corporation or anyone acting on its behalf has directly or indirectly offered any shares of Common Stock or any other securities for sale to, or solicited any offer to buy any of the same from, anyone so as to bring the offer, sale, issuance and/or delivery of the Shares or Warrants, or any of them, or the Warrant Shares, within the registration requirements of the Securities Act. Neither the offer, sale, issuance and/or delivery of the Shares or Warrants, or the Warrant Shares, nor any of them, hereunder will result in any contravention of any applicable federal or state securities laws, and will not require any approval or consent of any governmental authority, commission or agency.

         2.15     Disclosure.

         No representation or warranty made under any provisions of the Principal Documents, or any of them, and none of the information furnished by the Corporation set forth herein, in the exhibits or schedules hereto or in any document delivered to the Purchaser, or any authorized representative of the Purchaser, pursuant to this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                OF THE PURCHASER

         The Purchaser represents, warrants and covenants that:

         3.1      Incorporation.

         The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to acquire the Shares and the Warrants hereunder.

         3.2      Authorization.

         The execution and delivery of this Agreement by the Purchaser, the performance by the Purchaser of its covenants and agreements hereunder, and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate action. When executed and delivered by the Purchaser this Agreement will constitute the valid and legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as may be limited by bankruptcy, insolvency, or other laws affecting generally the enforceability of creditors' rights and by limitations on the availability of equitable remedies, whether considered in an action at law or a proceeding in equity.

         3.3      Conflicts.

         Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will violate any provision of the certificate of incorporation or by-laws of the Purchaser or, assuming the accuracy of the representations and warranties of the Corporation herein, any law, rule, regulation, or any writ, judgment, injunction, decree, determination, award, or other order of any court, government or governmental agency or instrumentality, domestic or foreign, binding upon the Purchaser, or conflict with or result in any breach of or event of termination under any of the terms of, or constitute a default under or result in the termination of or the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature pursuant to, the terms of any contract or agreement to which the Purchaser is a party or by which the Purchaser or any of its assets and properties is bound. Assuming the accuracy of the representations and warranties of the Corporation herein, no consents, approvals or authorizations or filings or registrations with any government agency or authority or any other person or entity are required in connection with the execution and delivery of the Principal Documents to which it is party, or any of them, by the Purchaser or the consummation by the Purchaser of the transactions contemplated hereby or thereby.

         3.4      Private Placement.

         Without limiting the scope of the representations and warranties of the Corporation set forth in Article II of this Agreement, the Purchaser acknowledges that it has received such financial and other information from the Corporation, and has had the opportunity to ask representatives of the Corporation such questions in connection with the purchase of the Shares and the transactions contemplated hereby, in each case to the extent it believes is necessary, in connection with an investment in the Corporation, and to verify the accuracy of the information so received. The Purchaser is an "accredited investor" as defined under Regulation D promulgated by the Commission. Except as contemplated by the Registration Rights Agreement and as permitted by
Section 11.5 hereof, the Purchaser will acquire the Shares and the Warrants for its own account and not with a view to, or for resale in connection with, the distribution thereof within the meaning of the Securities Act.

         3.5      Clayton Act.

         The appointment of Fritz Zeck upon the Closing shall not violate
Section 8 of the Clayton Act because at the time of execution and Closing hereof the jurisdictional requirements are not met or an exception applies.

                                   ARTICLE IV

                          PRE-CLOSING COVENANTS, ETC.

         4.1      General Conduct of Business.

         The Corporation hereby covenants and agrees that from and after the date of this Agreement and until the Closing, the Corporation shall:

         (a) Make no purchase, sale, or lease in respect of, nor introduce any method of management or operation in respect of, its business or its assets and properties, except in a manner consistent with prior practice, this Agreement and the Distributorship Agreement.

         (b) Preserve its present business organization intact and not merge into, or consolidate with, any other entity.

         (c) Maintain its books and records in accordance with good business practices, on a basis consistent with prior practice.

         (d) Comply in all material respects with all laws, rules, regulations, writs, statutes, ordinance, judgments, injunctions, decrees, determinations, awards, and other orders of every court, government and governmental agency and instrumentality, domestic or foreign, applicable to it and to the conduct of its business and perform in all material respects all its obligations without default.

         (e) Not mortgage, pledge, or subject to Lien any of its assets and properties.

         (f) Maintain and pay all premiums with respect to all policies of insurance relating to its business, and its assets and properties, as are presently held in its name and timely renew all such policies.

         (g) Not take any action or fail to take any action which would result in any material breach of any of its representations, warranties or covenants contained herein.

         4.2      Capitalization.

         From and after the date of this Agreement and until the Closing:

         (a) No change shall be made or proposed in the certificate of incorporation or by-laws of the Corporation.

         (b) The Corporation shall not: (i) issue, grant or sell any shares of its capital stock, (ii) issue, grant or sell any security, option, warrant, put, call, subscription or other right of any kind, fixed or contingent, that directly or indirectly calls for the acquisition, issuance, sale, pledge or other disposition of any shares of capital stock or other equity interests of the Corporation, (iii) enter into any agreement, commitment or understanding calling for any transaction referred to in clauses (i) or (ii) of this Section 4.2(b), or (iv) make any other changes in its equity capital structure, in each case except as required pursuant to the Employee Options, Unit Purchase
Options, Class A Warrants and Class B Warrants and the Hayward Warrants described on Schedule 1 hereto outstanding on the date of this Agreement or issuable directly or indirectly pursuant to any such rights outstanding on the date of this Agreement.

         (c) The Corporation shall not split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock, securities, indebtedness, rights or property or any combination thereof) in respect of any shares of its capital stock or other equity interests, or redeem or otherwise acquire any shares of the capital stock or other equity interests (except Class A Warrants and Class B Warrants which may be called for redemption in accordance with their terms).

         4.3      Due Diligence; SEC Filings.

         The Corporation hereby agrees that, from and after the date of this Agreement and until the Closing, the Corporation shall furnish to the Purchaser, and its authorized representatives, such financial, legal and other information with respect to the Corporation and its business as the

Purchaser, and its authorized representatives, may from time to time reasonably request, and shall permit the Purchaser, and its authorized representatives, full access during normal business hours and upon reasonable advance notice to all properties, contracts and documents relating to the Corporation and its business and a full opportunity to make such investigations as it shall desire to make with respect to the Corporation and its business. The Corporation shall furnish the Purchaser with copies of all filings with the Commission subsequent to the date hereof, which shall be prepared in accordance with the rules and regulations promulgated by the Commission, if any such filings are made prior to the Closing.

         4.4      Lien Searches.

         Within thirty business days prior to the Closing, the Corporation, at its sole cost and expense, shall furnish to the Purchaser Uniform Commercial Code, judgment and tax lien searches of state records in each jurisdiction in which the Corporation is qualified to transact business and in state and county records where filing of financing statements would be effective to perfect a lien or security interest in any material assets or properties of the Corporation.

         4.5      Notification of Certain Matters.

         Between the date hereof and the Closing, the Corporation will give prompt notice in writing to the Purchaser, of: (i) the occurrence, or failure to occur, of any event, which occurrence or failure would cause any representation or warranty of the Corporation contained in this Agreement to be untrue or inaccurate in any material respect from the date hereof to the Closing, (ii) any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by this Agreement, (iii) any notice of other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement, (iv) any actions, suits, claims, investigations or proceedings commenced or, to the best of its knowledge, threatened against the Corporation or relating to or involving or otherwise affecting the Corporation or which relate to the consummation of the transactions contemplated by this Agreement, and (v) any failure of the Corporation to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder. The giving of any such notice under this Section 4.5 shall in no way change or modify the representations and warranties or the conditions to the Corporation's obligations contained herein or otherwise affect the remedies available to the Purchaser hereunder.

         4.6      Termination of Sales Agreements.

         Promptly after the execution and delivery of this Agreement, the Corporation shall take, at its sole cost and expense, any and all action as shall be necessary (i) to terminate, effective as soon as possible (but not later than December 31, 1998) pursuant to such notices and agreements as shall in form and substance be reasonably satisfactory to the Purchaser, the Sales Agreements identified in Part 1 of Schedule 2, and (ii) to terminate, effective as soon as possible (but not later than by the expiration date, as set out in Part 2 of Schedule 2), in form and substance be reasonably satisfactory to the Purchaser, the Sales Agreements identified in Part 2 of Schedule 2.

         4.7      Forbearance.

         The Corporation agrees that, from and after the date hereof and until the earlier of the Closing or the termination of this Agreement, it shall not, and it shall not authorize any officers, directors, employees, agents or representatives of the Corporation to, directly or indirectly, solicit enter into or pursue any discussions or negotiations with any other party with respect to any distributorship or sales agency arrangement relating to the sale of the Products, or any of them, or the disposition of the Corporation's assets pertinent thereto, except for this Agreement and the transactions contemplated hereby.

                                   ARTICLE V

                                    CLOSING

         5.1      Time and Place of Closing.

         The closing of the purchase and sale of the Shares as set forth herein (herein referred to as the "Closing") shall be held at the offices of Cooper Industries, Inc., 600 Travis, Suite 5800, Houston, Texas 77002 at 10:00 a.m., local time, on November 23, 1998, or such other place, time and date as may be agreed upon by the Corporation and the Purchaser.

         5.2      Delivery of Shares; Warrants.

         At the Closing, the Corporation shall deliver to the Purchaser, against payment of the Purchase Price, a certificate or certificates representing the Shares registered in the name of the Purchaser or its designated nominee, together with the Warrant Certificates, each dated the date of Closing and completed to insert the date of Closing as the Issuance Date thereunder.

         5.3      Delivery of Purchase Price.

         Delivery of the Purchase Price shall be made at the Closing by the Purchaser by wire transfer of immediately available federal funds sent to Super Vision International, Inc., Account No. 2832617970, Nations Bank, Routing No. 063100277, Swift I.D. No NABKUS3B, Orlando, Florida 32811.

         5.4      Other Matters.

         Delivery of the Distributor Agreement, Kingstone Agreement, Registration Rights Agreement, Reconciliation Agreement, shall be made, presented or sent by the applicable parties.

                                   ARTICLE VI

                            CONDITIONS PRECEDENT TO
                          OBLIGATIONS OF THE PURCHASER

         The obligation of the Purchaser to acquire and accept the Shares at the Closing is subject to the following conditions precedent, any or all of which may be waived by the Purchaser in its sole discretion, and each of which the Corporation hereby agrees to use its best efforts to satisfy at or prior to the Closing;

         6.1      Opinion of Counsel to the Corporation.

         The Purchaser shall have received an opinion of Messrs. Greenberg Traurig, P.A., counsel for the Corporation dated the date of the Closing, in form and substance reasonably satisfactory to the Purchaser.

         6.2      Representations; Warranties; Covenants.

         The representations and warranties of the Corporation contained under
Article II hereof shall be true and correct in all material respects at and as of the Closing with the same effect as though all such representations and warranties were made at and as of the Closing (except for representations and warranties which are as of a specific date or which relate to a specific period other than or not including the date of the Closing, as the case may be, and except for changes therein contemplated or permitted by this Agreement) and the Corporation shall have complied in all material respects with all of its covenants contained in Article IV hereof; and the Corporation shall have delivered to the Purchaser a certificate to that effect, dated the date of the Closing and executed by its President or any Vice President.

         6.3      Certified Resolutions.

         The Purchaser shall have received a certificate of the Secretary of the Corporation, in form and substance satisfactory to the Purchaser, with respect to the authorization by the board of directors of the Corporation of this Agreement and the Principal Documents to which the Corporation is a party and the consummation of the transactions contemplated hereby and thereby, the number of authorized shares of capital stock of the Corporation as of the date of Closing and the number of issued and outstanding shares thereof, and the number of shares subject to outstanding Employee Options, Unit Purchase Options, Class A Warrants and Class B Warrants and the warrants issued to Hayward Industries, Inc. as of such date.

         6.4      Consents.

         All consents, acknowledgments, approvals, permits and orders with respect to the transactions contemplated by the Principal Documents shall have been obtained.

         6.5      Registration Rights Agreement.

         The Corporation shall have entered into a registration rights agreement (herein referred to as the "Registration Rights Agreement") with the Purchaser, dated the date of the Closing, in the form of Exhibit C attached hereto.

         6.6      Distributorship Agreement.

         The Corporation shall have entered into the Distributorship Agreement with Purchaser, dated the date of the Closing, in the form of Exhibit D attached hereto, and shall have exchanged the pricing schedule thereto as contemplated pursuant to the provisions of Section 4.2 of such agreement.

         6.7      Sales Agreements.

         The Corporation shall have sent the notices terminating the Sales Agreements in accordance with Section 4.6 hereof.

         6.8      Litigation.

         No action, suit or proceeding against the Corporation or the Purchaser relating to the consummation of any of the transactions contemplated by this Agreement nor any governmental action seeking to delay or enjoin any such transactions shall be pending or threatened.

         6.9      Other Certificates.

         The Purchaser shall have received such additional certificates, instruments and other documents, in form and substance satisfactory to the Purchaser, as it shall have reasonably requested in connection with the transactions contemplated hereunder.

         6.10     Board Approval.

         The Board of Directors of the Corporation shall have approved the supplement to the Business Plan (the "Business Plan Supplement") of the Corporation, which supplement is as set forth in a memorandum sent by John P. Stanney to legal counsel to Cooper Industries, Inc. on October 1, 1998.

         6.11     Kingstone Agreement.

         Brett Kingstone and the Kingstone Family Limited Partnership II shall have executed and delivered to Purchaser the letter agreement in the form attached hereto as Exhibit E (the "Kingstone Agreement").

         6.12     Reconciliation Agreement.

         The parties to that certain Reconciliation Agreement in the form of Exhibit F attached hereto (the "Reconciliation Agreement"), shall have executed and delivered it to one another.

         6.13     Option  Agreement.

         The Kingstone Family Limited Partnership shall have executed and delivered to Purchaser that certain Option Agreement in the form of Exhibit G attached hereto.

                                  ARTICLE VII

                            CONDITIONS PRECEDENT TO
                         OBLIGATIONS OF THE CORPORATION

         The obligation of the Corporation to sell and deliver the Shares and the Warrants at the Closing are subject to the following conditions precedent, any or all of which may be waived by the Corporation in its sole discretion, and each of which the Purchaser hereby agrees to use its best efforts to satisfy at or prior to the Closing:

         7.1      Representations; Warranties; Covenants.

         The representations and warranties of the Purchaser contained under
Article III hereof shall be true and correct in all material respects at and as of the Closing with the same effect as though all such representations and warranties were made at and as of the Closing (except for representations and warranties which are as of a specific date or which relate to a specific period other than or not including the date of the Closing, as the case may be, and except for changes therein contemplated or permitted by this Agreement); and the Purchaser shall have delivered to the Corporation a certificate to that effect, dated the date of the Closing executed by its President or one of its Vice Presidents.

         7.2      Certified Resolutions.

         The Corporation shall have received a certificate of the Secretary of the Purchaser in form and substance satisfactory to the Corporation, with respect to the authorization by the board of directors of the Purchaser of this Agreement and the other Principal Documents to which the Purchaser is a party and the consummation of the transactions contemplated hereby and thereby.

         7.3      Distributorship Agreement.

         The Purchaser shall have entered into the Distributorship Agreement with the Corporation, dated the date of the Closing, in the form of Exhibit D attached hereto, and shall have exchanged the pricing schedule thereto as contemplated pursuant to the provisions of Section 4.2 of such agreement.

         7.4      Other Certificates.

         The Corporation shall have received such additional certificates, instruments and other documents, in form and substance satisfactory to the Corporation, as it shall have reasonably requested in connection with the transactions contemplated hereunder.

         7.5      Reconciliation Agreement.

         The parties to the Reconciliation Agreement shall have executed and delivered it to one another.

                                  ARTICLE VIII

                   POST-CLOSING COVENANTS OF THE CORPORATION

         8.1      Rights to Purchase Additional Stock.

         (a) Upon the issuance (except for Excluded Issuances [as hereinafter defined]) by the Corporation of any shares of Class A Common Stock, whether pursuant to exercise of rights or options or otherwise, to any person other than the Purchaser (each such issuance, hereinafter referred to as a "Non-excluded Issuance"), the Purchaser shall have the right to subscribe for or purchase additional shares of Class A Common Stock up to an amount necessary to maintain the Protected Percentage Interest. For purposes hereof, the "Protected Percentage Interest" shall mean 10% (hereinafter referred to as the "Original Percentage Interest"), as such Original Percentage Interest may be appropriately reduced from time to time by reason of (i) the election or deemed election of the Purchaser not to purchase additional shares of Class A Common Stock pursuant to this Section 8.1, (ii) the election or deemed election of the Purchaser not to purchase additional shares of Common Stock pursuant to the Protective Warrants, (iii) sales, transfers or other dispositions by the Purchaser of any Shares or any shares of Class A Common Stock purchased pursuant to this Section 8.1 and (iv) Excluded Issuances.

For purposes of this Section 8.1, "Excluded Issuances" shall mean (i) issuances of Class A Common Stock which trigger the right of the Purchaser to exercise, in whole or in part, the Protective Warrants, and (ii) issuances of Class A Common Stock pursuant to the exercise of options under any employee stock option plan approved by the stockholders of the Corporation now or hereafter in effect, as any such plan may be amended from time to time.

         (b) In the event the Corporation shall propose to issue Class A Common Stock in a Non-excluded Issuance, the Corporation shall give written notice (hereinafter referred to as the "Protection Offer") to the Purchaser, which shall set forth the number of shares of Class A Common Stock proposed to be issued in the Non-excluded Issuance, the price therefor in the Non-excluded Issuance and the number of shares of Class A Common Stock to be offered to the Purchaser in connection therewith pursuant to this Section 8.1. Such notice shall be given at least 20 days prior to the issuance of such Class A Common Stock in the Non-excluded Issuance.

         (c) The Protection Offer by its terms shall remain open and irrevocable for a period of 20 days from the date of its delivery to the Purchaser (hereinafter referred to as the "Protection Offer Period").

         (d) The Purchaser may accept the Protection Offer by delivering a written notice (hereinafter referred to as the "Protection Notice"), signed by the Purchaser setting forth the number of Additional Shares which the Purchaser elects, in its sole discretion, to purchase. The Protection Notice must be delivered to the Corporation prior to the end of the Protection Offer Period. Failure so to deliver a Protection Notice shall conclusively be deemed to constitute the election of the Purchaser not to accept the Protection Offer.

         (e) Upon the closing of the sale of shares of Class A Common Stock in a Non- excluded Issuance, the Purchaser shall purchase from the Corporation, and the Corporation shall issue and sell to the Purchaser any Additional Shares for which the Purchaser timely tendered a Protection Notice at a price in cash, equal per share to the lesser of the Market Price (as defined in the Initial Warrants) of such Additional Shares and the dollar price per share at which the shares of Common Stock offered in the Non-excluded Issuance are sold (which, in the case of any non-cash consideration shall be the fair market value thereof determined on a timely basis consistent with the principles set forth in Paragraph (b) of Section 8.2 hereof).

         (f)      Subject to Section 11.10, the rights provided by this Section
8.1 shall terminate on the earlier of (i) ten years from the date of Closing,
(ii) the date on which the Distributorship Agreement terminates, or (iii) the date of which the Protected Percentage Interest is equal to or less than 2%.

         (g) The rights provided by this Section 8.1 may not be assigned or otherwise transferred by the Purchaser except to an Affiliate of the Purchaser.

         8.2      Right of First Refusal.

         (a) The Corporation agrees that, in the event the Corporation shall, from time to time, determine to sell or issue any securities of the Corporation, pursuant to a bona fide offer (hereinafter referred to as the "Bona Fide Offer"), to any Cooper Lighting Competitor (as hereinafter defined), the Corporation shall, in each instance, first offer such securities (hereinafter referred to as the "Offered Shares") to the Purchaser by written notice (hereinafter referred to as the "Initial Sale Notice") to the Purchaser to that effect, which notice shall include the name of the Cooper Lighting Competitor. The Purchaser shall have the right and option to purchase all, but not less than all the Offered Shares by giving written notice of exercise (hereinafter referred to as an "Acceptance Notice") to the Corporation within ten days after the receipt of the Initial Sale Notice, or such longer period as shall expire ten days after calculation of the purchase price as hereinafter set forth, in each case for a purchase price calculated as hereinafter set forth. Failure to respond within such period shall conclusively be deemed notice of rejection. In the event the Purchaser shall not timely have exercised its right and option under this
Section 8.2, the Corporation shall be free, for a period of 60 days after the expiration of such right and option, to sell all, but not less than all, securities to which such right and option related pursuant to the Bona Fide Offer theretofore communicated to the Purchaser, free of the restrictions of this Section 8.2. In the event that the Purchaser duly delivers an Acceptance Notice to the Corporation, then the Acceptance Notice, taken in conjunction with the Initial Sale Notice, shall constitute a valid and legally binding purchase and sale agreement, and payment in cash for the Offered Shares purchased shall be made within ten days following the receipt by the Corporation of the Acceptance Notice. In the event the Corporation fails to complete the proposed sale, assignment, transfer or other disposition within 60 days after the rejection or deemed rejection of the offer contained in the Initial Sale Notice, sale of the Offered Shares shall again be subject to the provisions of this Section 8.2.

         (b) The purchase price for each security offered to the Purchaser pursuant to this Section 8.2 shall be the dollar value of the consideration per security offered to the Corporation pursuant to the Bona Fide Offer, which, in the case of any non-cash consideration, shall be the fair market value thereof determined by the Corporation and the Purchaser or, should the Corporation and the Purchaser fail to agree thereon within three days of receipt by the Purchaser of the Initial Sale Notice, by an independent appraiser, qualified in such matters, selected by the Corporation and the Purchaser. For purposes of this Agreement: (x) "Cooper Lighting Competitor" means any person or entity engaged in the production, sale, marketing and distribution in the Exclusive Market (as defined in the Distributorship Agreement) of products or equipment competitive with those produced, sold, marketed and distributed by the Purchaser or its Affiliates; and (y) an "Affiliate" of any person or entity shall mean any other person or entity controlled by, under common control with or controlling such person or entity.

         8.3      Board Representation.

         From and after Closing, the Purchaser shall have the right to designate one member of the Board of Directors of the Corporation (and any successor or successors to such member) reasonably acceptable to the Corporation (the first of whom the parties agree shall be Fritz Zeck), and the Corporation shall use its best efforts from time to time to take all such action as may be necessary to effectuate the election or appointment to its Board of Directors of such designee and any such successor or successors (without limitation, including the expansion of the size of the current Board of Directors to include such designee and any such successor or successors). The parties understand and agree that the board member designated by the Purchaser as aforesaid and the Corporation shall enter into an indemnification agreement in all material respects in the form of those executed and delivered by the Corporation and the other members of the Board of Directors of the Corporation. Upon written notice by the Purchaser to the Corporation, the Purchaser may waive or cancel its right to designate such member.

         8.4      Sales Agreements.

         Promptly upon Closing and thereafter, the Corporation shall take all such additional action as shall be necessary, appropriate or reasonably requested by the Purchaser in order to confirm or complete termination of all Sales Agreements in accordance with Section 4.6

         8.5      No Issuance of Class B Stock.

         From and after the Closing, the Corporation shall not, without Purchaser's prior written consent, issue or sell any Class B Stock or other security convertible or exchangeable into Class B Stock. The Corporation acknowledges that the Purchaser required this covenant to protect the Purchaser from having its equity interest diluted.

         8.6      Carry Out of Business Plan Supplement.

         From and after the Closing, the Corporation shall carry out the Business Plan Supplement with such changes as the Board of Directors of the Corporation deems reasonably necessary taking into account the commitment by the Corporation to use the Purchase Price to improve the Products or the Corporation's ability to manufacture the Products for the benefit of the Exclusive Market. Purchaser acknowledges that other markets may also benefit from any such improvement, but that any changes that might be made will principally take into account the Exclusive Market. Any change to the Business Plan Supplement resulting in greater that $50,000 not being expended in a matter addressed therein will be approved by such Board at the next regularly scheduled Board meeting in accordance with the foregoing.

                                   ARTICLE IX

                                  TERMINATION

         9.1      Termination.

         This Agreement may be terminated at any time prior to the Closing:

         (a) by either party if there has been a material misrepresentation or breach of a covenant or a warranty in any material respect on the part of the other party under this Agreement; or

         (b) by either the Purchaser or the Corporation if the Closing shall not have occurred prior to November 30, 1998 (herein referred to as the "Termination Date").

         9.2      Effect of Termination.

         In the event of termination of this Agreement pursuant to Section 9.1 hereof, all rights of all parties hereto shall cease and terminate, except for such rights as any party may otherwise have for breach of contract, including, without limitation, rights for breach of any representations, warranties or covenants contained herein.

                                   ARTICLE X

                                INDEMNIFICATION

         10.1     Basis of Indemnity.

         (a) The Corporation hereby agrees to indemnify and hold harmless the Purchaser, Cooper Industries, Inc., and their respective directors, officers, employees, agents and respective legal representatives, successors and assigns (the "Purchaser Indemnified Group"), from and against all damages, costs, expenses, losses, claims, demands, liabilities and/or obligations, including, without limitation, reasonable counsel fees (hereinafter referred to, collectively, as "Damages"), resulting from or sustained or incurred by reason of (i) any breach of any warranty, representation, agreement or covenant of the Corporation set forth in this Agreement, the Warrant Certificates, the Kingstone Agreement and the Reconciliation Agreement, or (ii) any termination, amendment or modification of, or any failure to pay commissions or any other amounts under, any Sales Agreement entered into by the Corporation prior to the date hereof.

         (b) The Purchaser hereby agrees to indemnify and hold harmless the Corporation, its directors, officers, employees, agents and their respective legal representatives, successors and assigns from and against any and all Damages resulting from or sustained or incurred by reason of any breach of any warranty, representation, agreement or covenant of the Purchaser set forth in this Agreement, the Warrant Certificates, the Kingstone Agreement and the Reconciliation Agreement.

         10.2     Procedures for Indemnification.

         Promptly after receipt by an Indemnified Party (as hereinafter defined) under Sections 10.1(a) or (b) of notice of the commencement of any action or assertion of a claim by any person not an Indemnified Party for which indemnification is available under Section 10.1(a) or (b) (hereinafter referred to as a "Third Party Claim"), such Indemnified Party shall, if a claim in respect thereof is to be made against any Indemnifying Party (as hereinafter defined) under such section, give notice to the Indemnifying Party of the commencement or assertion thereof, but the failure so to notify the Indemnifying Party shall not relieve it of any liability that it may have to any Indemnified Party except to the extent the Indemnifying Party demonstrates that the defense of such Third Party Claim is prejudiced thereby.

         (a) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Damages the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

         (b) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with ss.10.2(a) above, (A) the Indemnified Party may retain separate co- counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party, and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

         (c) However, in the event the condition (A) in ss.10.2(a) above is or becomes unsatisfied, the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith). In the event the condition (E) in ss.10.2(a) above is or becomes unsatisfied, the Indemnified Party may defend against, and, upon not less than three days written notice to the Indemnifying party, consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim in any manner it may deem appropriate. Moreover, in the event the conditions (B) - (D) in ss.10.2 (a) above is or becomes unsatisfied, the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim provided that the Indemnified Parties will consult with the Indemnifying Party and will not consent to the entry of any judgment or settlement without the Indemnifying Party's prior consent, which shall not be unreasonably withheld. In any such event, the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the reasonable costs of defending against the Third Party
Claim (including attorneys' fees and expenses), and the Indemnifying Party will remain responsible for any Damages the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim.

         10.3     Payment of Indemnity.

         In the event that any party entitled to indemnification hereunder (herein referred to as an "Indemnified Party") shall incur any Damages in respect of which indemnity may be sought pursuant to this Agreement, the party responsible for indemnification (herein referred to an "Indemnifying Party") shall be given written notice thereof promptly by such Indemnified Party, which notice shall, to the extent reasonably available to such Indemnified Party, specify the amount and nature of the Damages and include the request of such Indemnified Party for indemnification therefor, but the failure so to notify the Indemnifying Party shall not relieve it of any liability that it may have to any Indemnified Party, except to the extent the Indemnifying Party demonstrates that it was prejudiced thereby. The Indemnifying Party shall promptly pay to such Indemnified Party the amount of the Damages so specified.

         10.4     Limitation.

         The Corporation's obligation hereunder to defend, indemnify and hold harmless the Purchaser Indemnified Group for Damages resulting from or sustained by any breach of any representation or warranty shall be limited to the Purchase Price.

                                   ARTICLE XI

                                 MISCELLANEOUS

         11.1     Notices.

         All notices, requests or instructions hereunder shall be in writing and delivered personally (including by courier) or sent by registered or certified mail, postage prepaid, as follows:

         (1)      if to the Corporation:

                  8210 Presidents Drive
                  Orlando, Florida  32809
                  Attention:  President

                  with a copy to:

                  Frank Ioppolo
                  Greenberg Traurig, P.A.
                  111 North Orange Avenue, 20th Floor
                  Orlando, Florida  32801

         (2)      if to the Purchaser:

                  400 Busse Road
                  Elk Grove Village, Illinois  60007-2195

                  Attention:  President

                  with a copy to:

                  Law Department
                  Cooper Industries, Inc.
                  600 Travis, Suite 5800
                  Houston, Texas  77002
                  Attention:  General Counsel

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt.

         11.2     Survival of Representations.

         Each representation, warranty, covenant and agreement of the parties hereto herein contained, or contained in any certificate delivered pursuant hereto (except the representations and warranties under the Distributorship Agreement, which shall survive as set forth in the Distributorship Agreement, shall survive the Closing notwithstanding any investigation at any time made by or on behalf of any party hereto for two years.

         11.3     Entire Agreement.

         This Agreement and the documents referred to herein contain the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and supersede all prior understandings, arrangements and agreements with respect to the subject matter hereof. No modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

         11.4     Further Action.

         Each of the parties hereto shall use its best effort to take such actions as may be necessary or reasonably requested by the other party hereto to carry out and consummate the transactions contemplated by this Agreement.

         11.5     Benefit of Agreement.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither party may assign its rights or obligations hereunder without the prior written approval of the other party having first been obtained except by Purchaser to an Affiliate of Purchaser.

         11.6     Expenses.

         Except as otherwise provided herein, each of the parties hereto shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

         11.7     Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such State.

         11.8     Captions.

         The captions appearing herein are for the convenience of the parties only and shall not be construed to affect the meaning of the provisions of this Agreement.

         11.9     Brokerage.

         Each party hereto shall indemnify and hold harmless the other party against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by the indemnifying party with any third party.

         11.10    Hart-Scott-Rodino Compliance.

         Notwithstanding anything herein to the contrary, to the extent that any purchase by Purchaser of any stock of the Corporation after the Closing requires prior notification pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), or any similar law, such purchase shall be subject to all applicable waiting periods (and any extensions thereto) under the HSR Act or such similar law having expired or otherwise being terminated. Each of the Purchaser and Corporation shall (and each shall cause its ultimate parent entity as defined in the HSR Act, to the extent appropriate, to) file any Notification and Report Forms and related material that it or he may be required to file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the HSR Act or other governmental body under similar law, will use its or his reasonable best efforts to obtain early termination of the applicable waiting period, and make any further filings pursuant thereto that may be necessary or advisable. In furtherance of the foregoing, but without limitation, the Purchaser's acceptance of any Protective Offer pursuant to
Section 8.1 hereof and its delivery of an Acceptance Notice pursuant to Section
8.2 (notwithstanding the language in Section 8.2 which indicates that such notice constitutes a valid and legally binding purchase and sale agreement) is subject to the condition precedent of the expiration or early termination of any waiting period without final adverse action by the applicable governmental body. Therefore, any obligation to make payment or right to make such a purchase is tolled until such expiration or early termination of all applicable waiting periods and the existence of such waiting period shall not adversely affect the parties' obligations to consummate the transaction provided that the condition precedent is satisfied.

         11.11    Press Releases.

         Neither party shall issue any press release or make any public announcement relating to the Principal Documents or the subject thereof without the prior approval of the other.

         11.12    Counterparts.

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                                 * * * * * * *

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

ATTEST:                                         SUPER VISION INTERNATIONAL, INC.

-------------------------------                 By
                                                  ------------------------------
                                                Name:  John Stanney
                                                Title:  President

ATTEST:                                         COOPER LIGHTING, INC.

-------------------------------                 By
                                                  ------------------------------
                                                Name:
                                                Title:

                                                                      EXHIBIT A

                 THE WARRANTS EVIDENCED HEREBY, AND THE SHARES
               OF CLASS A COMMON STOCK ISSUABLE UPON EXERCISE OF
                 SUCH WARRANTS, HAVE NOT BEEN REGISTERED UNDER
             THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE
                     TRANSFERRED IN VIOLATION OF SUCH ACT.

                              WARRANT CERTIFICATE

                                250,369 Warrants

              To Subscribe for and Purchase Class A Common Stock,
                              $.001 Par Value, of

                        SUPER VISION INTERNATIONAL, INC.

         THIS CERTIFIES that, for value received, COOPER LIGHTING, INC., or its registered successors or assigns, is the owner of the number of Warrants set forth above, each of which entitles the owner thereof to purchase, subject to clauses (a) through (d), inclusive, immediately succeeding, from SUPER VISION INTERNATIONAL, INC., a Delaware corporation (hereinafter referred to as the "Corporation"), from time to time during the period from November 23, 1998 (hereinafter referred to as the "Issuance Date") through 5:00 P.M., New York time, on the tenth anniversary of the Issuance Date, one fully paid and nonassessable share of Class A Common Stock (as hereinafter defined), as such stock is constituted on the Issuance Date, subject to adjustment from time to time pursuant to the provisions hereinafter set forth, at the initial price of $8.02 (hereinafter referred to as the "Exercise Price"), subject further to the conditions hereinafter set forth; provided, however, that the registered holder hereof:

                  (a) shall not be entitled to exercise any Warrants evidenced hereby prior to the later of the first anniversary hereof and the satisfaction by Cooper Lighting, Inc. (hereinafter referred to as the "Distributor") of the first Minimum Purchase Commitment (in the manner set forth under Section 3.3 of the Distributorship Agreement dated the Issuance Date [the "Distributorship Agreement"] between the Distributor and the Corporation) or satisfaction of any deficiency with respect thereto in the manner thereunder provided, and

                  (b) shall not be entitled to exercise in excess of 20% of the Warrants originally evidenced hereby prior to the later of the second anniversary hereof and the satisfaction by the Distributor of the second Minimum Purchase Commitment (in the manner set forth under Section 3.3 of the Distributorship Agreement) or satisfaction of any deficiency with respect thereto in the manner thereunder provided, and, in either case, satisfaction of any deficiency amounts with respect to Minimum Purchase Commitments for prior years under, and in accordance with the Distributorship Agreement, and

                  (c) shall not be entitled to exercise in excess of 40% of the Warrants originally evidenced hereby prior to the later of the third anniversary hereof and the satisfaction by the Distributor of the third Minimum Purchase Commitment (in the manner set froth under Section 3.3 of the Distributorship Agreement) or satisfaction of any deficiency with respect thereto in the manner thereunder provided, and, in either case, satisfaction of any deficiency amounts with respect to Minimum Purchase Commitments for prior years under, and in accordance with the Distributorship Agreement, and

                  (d) shall not be entitled to exercise in excess of 60% of the Warrants originally evidenced hereby prior to the later of the fourth anniversary hereof and the satisfaction by the Distributor of the fourth
Minimum Purchase Commitment (in the manner set forth under Section 3.3 of the Distributorship Agreement) or satisfaction of any deficiency with respect thereto in the manner thereunder provided, and, in either case, satisfaction of any deficiency amounts with respect to Minimum Purchase Commitments for prior years under, and in accordance with the Distributorship Agreement, and

                  (e) shall not be entitled to exercise in excess of 80% of the Warrants originally evidenced hereby prior to the later of the fifth anniversary hereof and the satisfaction by the Distributor of the fifth Minimum Purchase Commitment (in the manner set forth under Section 3.3 of the Distributorship Agreement) or satisfaction of any deficiency with respect thereto in the manner thereunder provided, and, in either case, satisfaction of any deficiency amounts with respect to Minimum Purchase Commitments for prior years under, and in accordance with the Distributorship Agreement.

         This Warrant Certificate is subject to the following provisions, terms and conditions:

         1. The Warrants evidenced hereby may be exercised by the registered holder hereof, in whole or in part, by the surrender of this Warrant Certificate, duly endorsed (unless endorsement is waived by the Corporation), at the principal executive office of the Corporation, 8210 Presidents Drive, Orlando, Florida 32809 and upon payment to it by certified or official bank check or checks of the purchase price of the shares of Class A Common Stock purchased. The Corporation agrees that the shares of Class A Common Stock so purchased shall be deemed to be issued to the registered holder hereof on the date on which this Warrant Certificate shall have been surrendered and payment made for such shares as aforesaid. The certificates for such shares shall be delivered to the registered holder hereof within a reasonable time, not exceeding ten business days, after Warrants evidenced hereby shall have been exercised, and a new Warrant Certificate evidencing the number of the Warrants, if any, remaining unexercised shall also be issued to the registered holder within such time unless such Warrants have expired. No fractional shares of capital stock of the Corporation, or scrip for any such fractional shares, shall be issued upon the exercise of any Warrants.

         2. The number and kind of shares of Class A Common Stock of the Corporation subject to each Warrant evidenced hereby, and the Exercise Price, shall be subject to adjustment as follows:

                  (a) Upon each adjustment of the Exercise Price as provided herein, the holder of the Warrants evidenced hereby shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Class A Common Stock (calculated to the nearest tenth of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  (b) No fractional shares of Class A Common Stock or scrip shall be issued upon exercise of the Warrants evidenced hereby. Instead of any fractional shares of Class A Common Stock which would otherwise be issuable upon exercise of the Warrants evidenced hereby (or portion hereof), the Corporation shall pay a cash adjustment in respect of such fractional share of Class A Common Stock in an amount equal to the same fraction of the then current fair value of a share of Class A Common Stock, as determined in good faith by the Board of Directors of the Corporation.

                  (c) In case the Corporation shall at any time subdivide its outstanding shares of Class A Common Stock into a greater number of shares of Class A Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Class A Common Stock of the Corporation shall be combined into a smaller number of shares of Class A Common Stock, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

                  (d) If and whenever after the Issuance Date the Corporation shall issue or sell any shares of its Class A Common Stock for a consideration per share less than the Market Price (as hereinafter defined) in effect immediately prior to the time of such issue or sale, or without consideration, then, forthwith upon each such issue or sale, the Exercise Price shall be reduced (but not increased) to the price (calculated to the nearest cent) equal to the quotient obtained by dividing (i) the amount equal to the sum of (a) the number of shares of Class A Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price, and
(b) the consideration, if any, received by the Corporation upon such issue or sale by (ii) the total number of shares of Class A Common Stock outstanding immediately after such issue or sale. "Market Price" for purposes hereof shall mean (i) the average closing sale price for 30 consecutive business days (or such other period as the holder hereof may consent to), ending the date prior to the subject event, of the Class A Common Stock as reported by the Nasdaq National Market System, if the Class A Common Stock is so reported, or (ii) if not so reported, the average last reported sale price for 30 consecutive business days (or such other period as the holder hereof may consent to), ending the date prior to the subject event, of the Class A Common Stock on the primary exchange on which the Class A Common Stock is traded, if the Class A Common Stock is traded on a national securities exchange, or (iii) if not so reported or traded, the average of the last reported bid and asked prices of the Class A Common Stock for 30 consecutive business days (or such other period as the holder hereof may consent to), ending the date prior to the subject event, of the Class A Common Stock, as reported by the Nasdaq SmallCap Market or other automated quotation system of a registered national securities association, or (iv) if not so reported or traded, as determined by the Board of Directors of the Corporation in its reasonable discretion. Any average calculated as aforesaid shall be proportionately adjusted for any stock split, stock dividend, combination or reclassification that took effect during the relevant period. No adjustment of the Exercise Price, however, shall be made in an amount less than $.001 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.001 per share or more. In addition, the provisions of this Paragraph (d) shall not apply upon: (w) issuance by the Corporation of shares of Class A Common Stock upon the exercise of the Warrants evidenced hereby or any other warrants issued to Cooper Lighting, Inc. on the Issuance Date, (x) issuance by the Corporation of Class A Common Stock upon the exercise of any Eligible Warrants (as hereinafter defined), (y) issuance by the Corporation of stock options, or the issuance by the Corporation of shares upon the exercise of such stock options, under any employee stock option plan approved by the stockholders of the Corporation now or hereafter in effect, as any such plan may be amended from time to time, or (z) issuance by the Corporation of shares for cash pursuant to an underwritten public offering registered under the Act (as hereinafter defined). "Eligible Warrants" for purposes hereof shall mean any and all warrants, options or other rights to acquire shares of Class A Common Stock from the Corporation, or any securities convertible into or exchangeable for Class A Common Stock, in each case outstanding on the Issuance Date or issuable directly or indirectly pursuant to warrants, options or other rights outstanding on the Issuance Date. For purposes of this Paragraph (d) the following additional sub-paragraphs shall apply:

                  (i) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Class A Common Stock or any stock or securities convertible into or exchangeable for Class A Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Class A Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing
(i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Class A Common Stock issuable upon the exercise of such options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Market Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Class A Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in Sub-Paragraph (iii) of this Paragraph (d), no adjustment of the Exercise Price shall be made upon the actual issue of such Class A Common Stock or of such

Convertible Securities upon exercise of such Options or upon the actual issue of such Class A Common Stock upon conversion or exchange of such Convertible Securities.

                  (ii) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Class A Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Class A Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Market Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Class A Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (x) except as otherwise provided in Sub-Paragraph (iii) of this Paragraph (d), no adjustment of the Exercise Price shall be made upon the actual issue of such Class A Common Stock upon conversion or exchange of such Convertible Securities, and
(y) if any such issue or sale of such Convertible Securities is made upon exercises of any Options to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this Sub-Paragraph (ii), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

                  (iii) Change in Option Price or Exercise Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in Sub- Paragraph (i) of this Paragraph
(d), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Sub-Paragraphs (i) or
(ii) of this Paragraph (d), or the rate at which any Convertible Securities referred to in Sub-Paragraphs (i) or (ii) of this Paragraph (d) are convertible into or exchangeable for Class A Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be increased to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Class A Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such Option referred to in Sub-Paragraph (i) of this Paragraph (d) or the rate at which any Convertible Securities referred to in Sub-Paragraphs (i) and (ii) of this Paragraph (d) are convertible into or exchangeable for Class A Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then, in case of the delivery of Class A Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Securities never been issued as to such Class A Common Stock and had adjustments been made upon the issuance of the shares of Class A Common Stock delivered as aforesaid, but only if as a result of such adjustment the Exercise Price then in effect hereunder is thereby reduced.

                  (iv) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Class A Common Stock, Options or Convertible Securities, any Class A Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued in a subdivision of outstanding shares as provided in Paragraph (c) immediately preceding.

                  (v) Consideration for Stock. In case any shares of Class A Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Class A Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

                  (vi) Record Date. In case the Corporation shall take a record of the holders of its Class A Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Class A Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase Class A Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Class A Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  (vii) Treasury Shares. The number of shares of Class A Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Class A Common Stock for the purposes of this Paragraph (d).

                  (e) No adjustment in the number of shares of Class A Common Stock issuable upon exercise of the Warrants evidenced hereby shall be required unless such adjustment would require an increase or decrease of at least two percent in the number of shares of Class A Common Stock at the time issuable upon exercise of the Warrants evidenced hereby; provided, however, that any adjustments which by reason of this clause (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Except as otherwise set forth herein, all computations made pursuant to the provisions of this paragraph 2 shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

                  (f) For purposes of this Warrant Certificate, the term "Class A Common Stock" shall mean shares of the Class A Common Stock, $.001 par value, of the Corporation, and shall also include any shares of capital stock of any class of the Corporation hereinafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding-up of the Corporation; provided, however, that the shares of Class A Common Stock receivable upon exercise of the Warrants evidenced hereby shall include only shares of Class A Common Stock as constituted on the Issuance Date including any stock into which it may be changed, reclassified or converted.

         3. If any consolidation or merger of the Corporation with another corporation after the Issuance Date, or the sale of all or substantially all of its assets to another corporation shall be effected after the Issuance Date or in case of any capital reorganization or reclassification of the capital stock of the Corporation, then, as a condition of such consolidation, merger or sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the holder of this Warrant Certificate shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Class A Common Stock immediately prior theretofore purchasable and receivable upon the exercise of each Warrant (assuming the satisfaction of all conditions including the passing of time) evidenced hereby, such shares of stock, securities or assets as may be issuable or payable with respect to or in exchange for a number of outstanding shares of Class A Common Stock of the Corporation equal to the number of shares of Class
A Common Stock immediately prior theretofore purchasable and receivable upon the exercise of one Warrant (assuming the satisfaction of all conditions including the passing of time) evidenced hereby had such consolidation, merger, sale, reorganization, or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interest of the registered holder of this Warrant Certificate to the end that the provisions hereof (including without limitation provisions for adjustment of the Exercise Price) shall thereafter be applicable, as nearly as may be, in relation of any shares of stock, securities or assets thereafter deliverable upon the exercise of the Warrants evidenced hereby.

         4. Upon any adjustment of the Exercise Price or the number of shares of Class A Common Stock subject to the Warrants evidenced hereby, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, to the holder hereof, which notice shall state the Exercise Price and/or the number of shares of Class A Common

Stock subject to the Warrants evidenced hereby resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         5.       In case at any time:

                  (a) the Corporation shall declare any dividend upon its shares of Class A Common Stock payable in stock or make any special dividend or other distribution (other than a cash dividend to the holders of its shares of Class A Common Stock);

                  (b) the Corporation shall offer for subscription pro rata to the holders of its shares of Class A Common Stock any additional shares of stock of any class or other rights;

                  (c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all its assets to, another corporation; or

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

then, in any one or more of said cases, the Corporation shall give written notice, by first class mail, postage prepaid, to the holder hereof, of the date on which (i) the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of shares of Class A Common Stock of record shall participate in such dividend, distribution or subscription rights or shall be entitled to exchange their shares of Class A Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such written notice shall be given at least 30 days prior to the action in question and not less than 30 days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto.

         6. The Corporation shall at all times reserve and keep available out of its authorized shares of Class A Common Stock, solely for the purpose of its issue upon the exercise of the Warrants evidenced hereby as herein provided, such number of shares of Class A Common Stock as shall then be issuable upon the exercise of the Warrants evidenced hereby.

         7. The issuance of certificates of shares for Class A Common Stock upon the exercise of the Warrants evidenced hereby shall be made without charge to the holders of such Warrants for any issuance tax in respect thereto; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Warrants evidenced hereby.

         8. The Corporation will at no time close its transfer books against the transfer of any

Class A Common Stock issued or issuable upon the exercise of the Warrants evidenced hereby in any manner which interferes with the timely exercise of such Warrants.

         9. The shares of Class A Common Stock issuable hereunder shall be subject to the registration rights set forth in the Registration Rights Agreement dated this date between the Corporation and Cooper Lighting, Inc. to the same extent as if the provisions of said Agreement were reproduced in their entirety in this Warrant Certificate.

         10. The person in whose name this Warrant Certificate is registered shall be deemed the owner hereof and of the Warrant evidenced hereby for all purposes. The registered holder of this Warrant Certificate shall not be entitled to any rights whatsoever as a stockholder of the Corporation except as herein provided.

         11. Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Corporation, upon reimbursement to it of all reasonable expenses incidental thereto, will make and deliver a new Warrant Certificate, of like tenor, in lieu of this Warrant Certificate.

         12. This Warrant Certificate and the Warrants evidenced hereby may not be transferred unless such transfer would not result in a violation of the provisions of the Securities Act of 1933, as amended (herein referred to as the "Act"). Any transfer of this Warrant Certificate and the Warrants evidenced hereby, in whole or in part, shall be effected upon surrender of this Warrant Certificate, duly endorsed (unless endorsement is waived by the Corporation), at the principal office or agency of the Corporation referred to in paragraph
1.

         13. All notices, requests or instructions hereunder shall be in writing and delivered personally (including by courier) or sent by registered or certified mail, postage prepaid as follows:

                  (1)      if to the Corporation:

                           8210 Presidents Drive
                           Orlando, Florida  32809

                           Attention:  President

                           with a copy to:

                           Frank Ioppolo
                           Greenberg Traurig, P.A.
                           111 North Orange Avenue, 20th Floor
                           Orlando, Florida  32801

                           (2) if to the holder of the Warrants evidenced hereby:

                           400 Busse Road
                           Elk Grove Village, Illinois  60007-2195

                           Attention:  President

                           with a copy to:

                           Law Department
                           Cooper Industries, Inc.
                           600 Travis, Suite 5800
                           Houston, Texas  77002

                           Attention:  General Counsel

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt.

         IN WITNESS WHEREOF, Super Vision International, Inc. has caused this Warrant Certificate to be signed by its duly authorized officers and this Warrant Certificate to be dated as of November 23, 1998.

ATTEST:                                         SUPER VISION INTERNATIONAL, INC.


                                                By
------------------------------                    ------------------------------
                                                     John Stanney, President

                                FORM OF EXERCISE

                (to be executed by the registered holder hereof)

The undersigned hereby exercises __________________________________ Warrants to subscribe for and purchase shares of Class A common stock, $.001 par value ("Class A Common Stock"), of Super Vision International, Inc. evidenced by the within Warrant Certificate and herewith makes payment of the purchase price in full. Kindly issue certificates for shares of class A Common Stock in accordance with the instructions given below. The certificate for the unexercised balance of the Warrants evidenced by the within Warrants Certificate, if any, will be registered in the name of the undersigned.

Dated:


                                           -------------------------------------

Instructions for registration of stock

-----------------------------------
Name (please print)

Social Security or Other Identifying Number:

-----------------------------------

Address:

-----------------------------------
Street

-----------------------------------
City, State and Zip Code

                                                                      EXHIBIT B

                 THE WARRANTS EVIDENCED HEREBY, AND THE SHARES
               OF CLASS A COMMON STOCK ISSUABLE UPON EXERCISE OF
                 SUCH WARRANTS, HAVE NOT BEEN REGISTERED UNDER
             THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE
                     TRANSFERRED IN VIOLATION OF SUCH ACT.

                              WARRANT CERTIFICATE

                                517,950 Warrants

              To Subscribe for and Purchase Class A Common Stock,
                              $.001 Par Value, of

                        SUPER VISION INTERNATIONAL, INC.

         THIS CERTIFIES that, for value received, COOPER LIGHTING, INC., or its registered successors or assigns, is the owner of the number of Warrants set forth above, each of which entitles the owner thereof to purchase, subject to the provisions contained at the end of this sentence, from SUPER VISION INTERNATIONAL, INC., a Delaware corporation (hereinafter referred to as the "Corporation"), from time to time during the period from November 23, 1998 (hereinafter referred to as the "Issuance Date") through 5:00 P.M., New York time, on the Final Expiration Date (as hereinafter defined), one fully paid and nonassessable share of Class A Common Stock (as hereinafter defined), as such stock is constituted on the Issuance Date, subject to adjustment from time to time pursuant to the provisions hereinafter set forth, at the Exercise Price (as hereinafter defined), subject further to the conditions hereinafter set forth; provided, however, that the registered holder hereof shall not be entitled to exercise any Warrants evidenced hereby unless in each case an Exercise Event (as hereinafter defined) shall have occurred and, then, solely during the applicable Exercise Period (as hereinafter defined) and with respect to the number of shares equal to up to ten percent of the Subject Shares (as hereinafter defined). For purposes hereof, the following terms shall have the meanings set forth below:

         (a) "Eligible Warrants" shall mean any and all warrants, options or other rights to acquire any shares of Class A Common Stock from the Corporation, or any securities convertible into or exchangeable for Class A Common Stock, in each case outstanding on the Issuance Date or issuable directly or indirectly pursuant to warrants, options or other rights outstanding on the Issuance Date, and except for: (w) the warrant issued to Brett Kingstone to acquire 289,187 shares of Class A Common Stock, (x) options issued pursuant to the Corporation's 1994 employee stock option plan, (y) the Warrants evidenced hereby and any other warrants issued to Cooper Lighting, Inc. on the Issuance Date, and (z) rights to acquire from the Corporation shares held in escrow pursuant to an Escrow Agreement dated as of January 24, 1994, as amended March 17, 1994, among the Corporation, American Stock Transfer & Trust Company and certain stockholders of the

Corporation;

         (b) "Exercise Event" shall mean each and every issuance of shares of Class A Common Stock pursuant to (a) exercise of any Eligible Warrants, or
(b) the exercise, conversion, or exchange of securities derived from any Eligible Warrant;

         (c) "Subject Shares" shall in each case mean the number of shares of Class A Common Stock issued pursuant to (a) exercise of any Eligible Warrants, or (b) the exercise, conversion, or exchange of securities derived from any Eligible Warrant upon an Exercise Event;

         (d) "Final Expiration Date" shall mean the date which falls 45 days after the later of the date of expiration of the last Eligible Warrant (or security derived from an Eligible Warrant from which Class A Common Stock can be obtained) to expire or the issuance of the last share of Class A Common Stock issued pursuant to (a) exercise of any Eligible Warrants, or (b) the exercise, conversion, or exchange of securities derived from any Eligible Warrant; and

         (e) "Exercises Price" shall mean (i) the average closing sale price for 30 consecutive business days (or such other period as the holder hereof may consent to), ending the date prior to exercise of the Eligible Warrants in the related Exercise Event, of the Class A Common Stock as reported by the Nasdaq National Market System, if the Class A Common Stock is so reported, or (ii) if not so reported, the last reported sale price for 30 consecutive business days (or such other period as the holder hereof may consent to), ending the date prior to exercise of the Eligible Warrants in the related Exercise Event, of the Class A Common Stock on the primary exchange on which the Class A Common Stock is traded, if the Class A Common Stock is traded on a national securities exchange, or (iii) if not so reported or traded, the average of the last reported bid and asked prices of the Class A Common Stock for 30 consecutive business days (or such other period as the holder hereof may consent to), ending the date prior to exercise of the Eligible Warrants in the related Exercise Event, of the Class A Common Stock, as reported by the Nasdaq SmallCap Market or other automated quotation system of a registered national securities association, or (iv) if not so reported or traded, as determined by the Board of Directors of the Corporation in its reasonable discretion (any average calculated as aforesaid to be proportionately adjusted for any stock split, stock dividend, combination or reclassification that took effect during the relevant period).

         This Warrant Certificate is subject to the following provisions, terms and conditions:

         1. Promptly upon each Exercise Event, the Corporation shall give written notice thereof, by first class mail, postage prepaid, to the holder hereof, which notice shall set forth in reasonable detail the nature of such Exercise Event, the number of Subject Shares applicable thereto, the number of Warrants then exercisable as a result thereof and the Exercise Price of such Warrants.

         2. The Warrants evidenced hereby then exercisable may be exercised by the registered holder hereof, in whole or in part, by the surrender of this Warrant Certificate, duly endorsed (unless endorsement is waived by the Corporation), at the principal executive office of the Corporation, 8210

Presidents Drive, Orlando, Florida 32809 and upon payment to it by certified or official bank check or checks of the Exercise Price of the shares of Class A Common Stock purchased, in each case within 30 days of receipt of notice from the Corporation of an Exercise Event as aforesaid (each such 30 day period herein referred to as an "Exercise Period"). Any Warrants not exercised during the applicable Exercise Period shall be deemed to have expired. The Corporation agrees that the shares of Class A Common Stock so purchased shall be deemed to be issued to the registered holder hereof on the date on which this Warrant Certificate shall have been surrendered and payment made for such shares as aforesaid. The certificates for such shares shall be delivered to the registered holder hereof within a reasonable time, not exceeding ten business days, after Warrants evidenced hereby shall have been exercised, and a new Warrant Certificate evidencing the number of the Warrants, if any, remaining unexercised shall also be issued to the registered holder within such time unless such Warrants have expired.

         3. The number and kind of shares of Class A Common Stock of the Corporation subject to each Warrant evidenced hereby shall be subject to adjustment as follows:

                  (a) Upon each adjustment of the number of shares of Class A Common Stock directly or indirectly subject to the Eligible Warrants, or any of them (whether as a consequence of any stock split, stock dividend, combination, reclassification, issuance of securities, or otherwise), the number of shares of Class A Common Stock issuable upon exercise hereof shall be similarly adjusted by an amount equal to ten percent of such adjustment in the Eligible Warrants.

                  (b) No fractional shares of Class A Common Stock or scrip shall be issued upon exercise of the Warrants evidenced hereby. Instead of any fractional shares of Class A Common Stock which would otherwise be issuable upon exercise of the Warrants evidenced hereby (or portion hereof), the Corporation shall pay a cash adjustment in respect of such fractional share of Class A Common Stock in an amount equal to the same fraction of the then current fair value of a share of Class A Common Stock, as determined in good faith by the Board of Directors of the Corporation.

                  (c) No adjustment in the number of shares of Class A Common Stock issuable upon exercise of the Warrants evidenced hereby shall be required unless such adjustment would require an increase or decrease of at least two percent in the number of shares of Class A Common Stock at the time issuable upon exercise of the Warrants evidenced hereby; provided, however, that any adjustments which by reason of this clause (c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Except as otherwise set forth herein, all computations made pursuant to the provisions of this paragraph 2 shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

                  (d) For purposes of this Warrant Certificate, the term "Class A Common Stock" shall mean shares of the Class A common stock, $.001 par value, of the Corporation, and shall also include any shares of capital stock of any class of the Corporation hereinafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding-up of the Corporation; provided, however, that the shares of Class A Common Stock receivable upon exercise of the Warrants evidenced hereby shall include only shares of Class A Common Stock as constituted on the Issuance Date including any stock into which it may be changed, reclassified or converted.

         4. If any consolidation or merger of the Corporation with another corporation after the Issuance Date, or the sale of all or substantially all of its assets to another corporation shall be effected after the Issuance Date or in case of any capital reorganization or reclassification of the capital stock of the Corporation, then, as a condition of such consolidation, merger or sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the holder of this Warrant Certificate shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Class A Common Stock immediately prior theretofore purchasable and receivable upon the exercise of each Warrant (assuming the satisfaction of all conditions including the passage of time) evidenced hereby, such shares of stock, securities or assets as may be issuable or payable with respect to or in exchange for a number of outstanding shares of Class A Common Stock of the Corporation equal to the number of shares of Class
A Common Stock immediately prior theretofore purchasable and receivable upon the exercise of one Warrant (assuming the satisfaction of all conditions including the passage of time) evidenced hereby had such consolidation, merger, sale, reorganization, or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interest of the registered holder of this Warrant Certificate to the end that the provisions hereof (including without limitation provisions for adjustment of the Exercise Price) shall thereafter be applicable, as nearly as may be, in relation of any shares of stock, securities or assets thereafter deliverable upon the exercise of the Warrants evidenced hereby.

         5. Upon any adjustment of the number of shares of Class A Common Stock subject to the Warrants evidenced hereby, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, to the holder hereof, which notice shall state the number of shares of Class A Common Stock subject to the Warrants evidenced hereby resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         6.       In case at any time:

                  (a) the Corporation shall declare any dividend upon its shares of Class A Common Stock payable in stock or make any special dividend or other distribution (other than a cash dividend to the holders of its shares of Class A Common Stock);

                  (b) the Corporation shall offer for subscription pro rata to the holders of its shares of Class A Common Stock any additional shares of stock of any class or other rights;

                  (c) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all its assets to, another corporation; or

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

then, in any one or more of said cases, the Corporation shall give written notice, by first class mail, postage prepaid, to the holder hereof, of the date on which (i) the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of shares of Class A Common Stock of record shall participate in such dividend, distribution or subscription rights or shall be entitled to exchange their shares of Class A Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such written notice shall be given at least 30 days prior to the action in question and not less than 30 days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto.

         7. The Corporation shall at all times reserve and keep available out of its authorized shares of Class A Common Stock, solely for the purpose of its issue upon the exercise of the Warrants evidenced hereby as herein provided, such number of shares of Class A Common Stock as shall then be issuable upon the exercise of the Warrants evidenced hereby.

         8. The issuance of certificates of shares for Class A Common Stock upon the exercise of the Warrants evidenced hereby shall be made without charge to the holders of such Warrants for any issuance tax in respect thereto; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Warrants evidenced hereby.

         9. The Corporation will at no time close its transfer books against the transfer of any Class A Common Stock issued or issuable upon the exercise of the Warrants evidenced hereby in any manner which interferes with the timely exercise of such Warrants.

         10. The shares of Class A Common Stock issuable hereunder shall be subject to the registration rights set forth in the Registration Rights Agreement dated this date between the Corporation and Cooper Lighting, Inc. to the same extent as if the provisions of said Agreement were reproduced in their entirety in this Warrant Certificate.

         11. The person in whose name this Warrant Certificate is registered shall be deemed the owner hereof and of the Warrant evidenced hereby for all purposes. The registered holder of this Warrant Certificate shall not be entitled to any rights whatsoever as a stockholder of the Corporation except as herein provided.

         12. Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Corporation, upon reimbursement to it of all reasonable expenses incidental thereto, will make and deliver a new Warrant Certificate, of like tenor, in lieu of this Warrant Certificate.

         13. This Warrant Certificate and the Warrants evidenced hereby may not be transferred unless such transfer would not result in a violation of the provisions of the Securities Act of 1933, as amended (herein referred to as the "Act"). Any transfer of this Warrant Certificate and the Warrants evidenced hereby, in whole or in part, shall be effected upon surrender of this Warrant Certificate, duly endorsed (unless endorsement is waived by the Corporation), at the principal office or agency of the Corporation referred to in paragraph
2.

         14. All notices, requests or instructions hereunder shall be in writing and delivered personally (including by courier) or sent by registered or certified mail, postage prepaid as follows:

                  (1)      if to the Corporation:

                           8210 Presidents Drive
                           Orlando, Florida  32809
                           Attention:  President

                           with a copy to:

                           Frank Ioppolo
                           Greenberg Traurig, P.A.
                           111 North Orange Avenue, 20th Floor
                           Orlando, Florida  32801

                  (2)      if to the holder of the Warrants evidenced hereby:

                           400 Busse Road
                           Elk Grove Village, Illinois  60007-2195
                           Attention:  President

                           with a copy to:

                           Law Department
                           Cooper Industries, Inc.
                           600 Travis, Suite 5800
                           Houston, Texas  77002
                           Attention:  General Counsel

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt.

         IN WITNESS WHEREOF, Super Vision International, Inc. has caused this Warrant Certificate to be signed by its duly authorized officers and this Warrant Certificate to be dated as of November 23, 1998.

ATTEST:                                         SUPER VISION INTERNATIONAL, INC.


                                            By
----------------------------------            ----------------------------------
                                                John Stanney, President

                                FORM OF EXERCISE

                (to be executed by the registered holder hereof)

The undersigned hereby exercises __________________________________ Warrants to subscribe for and purchase shares of Class A common stock, $.001 par value ("Class A Common Stock"), of Super Vision International, Inc. evidenced by the within Warrant Certificate and herewith makes payment of the purchase price in full. Kindly issue certificates for shares of Class A Common Stock in accordance with the instructions given below. The certificate for the unexercised balance of the Warrants evidenced by the within Warrants Certificate, if any, will be registered in the name of the undersigned.

Dated:


                                           -------------------------------------

Instructions for registration of stock

-----------------------------------
Name (please print)

Social Security or Other Identifying Number:

-----------------------------------

Address:

-----------------------------------
Street

-----------------------------------
City, State and Zip Code

                                                                       EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT

         Registration Rights Agreement dated as of November 23, 1998, between Super Vision International, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (hereinafter referred to as the "Corporation") and Cooper Lighting, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (hereinafter referred to as the "Purchaser").

                              W I T N E S S E T H :

         WHEREAS, the Corporation and the Purchaser are parties to a Stock Purchase Agreement dated as of November 23, 1998 (hereinafter referred to as the "Purchase Agreement") providing for, among other matters, the issuance and delivery by the Corporation to the Purchaser of certain shares (hereinafter referred to as the "Closing Shares") of the class A common stock, $.001 par value (as the same may be constituted from time to time hereinafter referred to as the "Common Stock"), of the Corporation and its Initial Warrants and Protective Warrants (as defined in the Purchase Agreement), each dated this date (hereinafter referred to as the "Warrants") exercisable with respect to the number of shares of Common Stock specified therein (hereinafter referred to as the "Warrant Shares" and, together with the Closing Shares, the "Transaction Shares") of Common Stock; and

         WHEREAS, the Purchaser has also entered into an agreement dated as of November 23, 1998 (hereinafter referred to as the "Option Agreement") with Brett Kingstone, Kingstone Family Limited Partnership II, and the Corporation (hereinafter referred to as the "Seller") providing for the purchase, at the election of the Purchaser, of certain securities of the Corporation covered thereby (hereinafter referred to as the "Option Shares"); and

         WHEREAS, it is a condition to the acquisition and acceptance by the Purchaser of the Closing Shares and the Warrants that the Corporation execute and deliver this Agreement to the Purchaser;

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         As used in this Agreement, the following additional terms shall have the following respective meanings:

         The term "Mandatory Registration" shall have the meaning set forth in Paragraph A of Article III hereof.

         The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         The term "Incidental Registration" shall have the meaning set forth in Paragraph A of Article IV.

         The term "a majority of the Registrable Securities" shall mean more than 50% of the number of shares of the Registrable Securities, and shall apply mutatis mutandi whenever a percentage of Registrable Securities greater than a majority is required in this Agreement.

         The term "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         The term "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

         The term "Registration Expenses" shall have the meaning set forth in
Article VII.

         The term "Registrable Securities" shall mean (i) the Transaction Shares, (ii) the Option Shares, and (iii) any securities issued or issuable with respect to the securities referred to in clauses (i) and/or (ii) immediately preceding by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

         The term "Registration Statement" shall mean any registration statement of the Corporation which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments (including post-effective amendments) and supplements to such Registration Statement.

         The term "Restricted Securities" shall mean any security unless or until: (i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it; (ii) it is distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act; or (iii) it has otherwise been transferred and a new certificate or other evidence of ownership for it not bearing a restrictive legend pursuant to the Securities Act and not subject to any stop transfer order has been delivered by or on behalf of the Corporation.

         The term "Securities Act" shall mean the Securities Act of 1933, as amended, as amended from time to time.

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



         The term "Selling Expenses" shall have the meaning set forth in Article VII.

         The term "SEC" shall mean the Securities and Exchange Commission.

         The term "underwritten registration" or "underwritten offering" shall mean a registration in which securities of the Corporation are sold pursuant to a firm commitment underwriting to an underwriter or underwriters at a fixed price for reoffering or pursuant to agency or best efforts arrangements with an underwriter or underwriters.

                                   ARTICLE II

                      SECURITIES SUBJECT TO THIS AGREEMENT

         A. Registrable Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities.

         B. Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected, and whether or not such Registrable Securities or such rights are in the name of a nominee or custodian, and disregarding any contractual conditions relating to the exercise of such right including the passage of time. Without limiting the generality of the foregoing, each holder of the Warrants shall be deemed a holder of Registrable Securities. Notwithstanding the foregoing, no beneficiary of any rights under the Option Agreement shall be deemed to hold any Option Shares unless and until the conditions to release thereof to the Seller pursuant to the escrow agreement dated January 21, 1994 between the Seller and the Corporation have been met.

                                   ARTICLE III

                             MANDATORY REGISTRATION

         A.       Required Registration.  The Corporation covenants that:

                  (i) as promptly as practicable upon the written request of the Purchaser (but in no event later than 120 days after the date of such request), and

                  (ii) as promptly as practicable after the exercise of any Warrants (but in no event later than the first anniversary of the date of such exercise), and

                  (iii) as promptly as practicable after the acquisition of any Option Shares pursuant to the Option Agreement (but in no event later than the first anniversary of such acquisition),


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



it shall prepare and file with the Securities and Exchange Commission a Registration Statement covering the proposed offer and sale of such Registrable Securities (each herein referred to as a "Mandatory Registration"); provided, however, that, subject to compliance with applicable securities laws, the Corporation, at its option, may in any such case earlier prepare and file with the Securities and Exchange Commission a Registration Statement with respect to all such Registrable Securities at any time after the date of this Agreement (it being understood and agreed that the obligations of the Corporation under clauses (ii) and (iii) immediately preceding shall not be deemed satisfied under such earlier filed Registration Statement unless such Registration Statement is kept effective through the period required under Paragraph B of Article VI hereof (but with the applicable period measured by initial reference in each case to the date of exercise of the Warrants, or acquisition of the Option Shares, requiring such Mandatory Registration), failing which an additional Mandatory Registration), failing which an additional Mandatory Registration or Mandatory Registrations shall be effectuated as contemplated without reference to this proviso).

         B. Expenses. The Corporation shall pay all Registration Expenses related to each such registration, whether or not the Registration Statement with respect to such registration has become effective, and all other expenses incurred by the Corporation in complying with this Article III. All Selling Expenses related to such registration shall be borne by the participating sellers (including the Corporation, if a seller), in proportion to the number of shares sold by each or by such sellers as they may agree.

         C.       Incidental Rights to Mandatory Registrations

                  The Corporation and any of its securityholders shall have the right to include any of the Corporation's securities in any registration initiated under Paragraph A of this Article III. If any securityholders of the Corporation (other than the holders of Registrable Securities in such capacity) register securities of the Corporation in a Mandatory Registration (in accordance with the provisions of this Paragraph C), such holders shall pay the fees and expenses of counsel to such holders and the incremental amount of Registration Expenses incurred as a result of their participation unless the Corporation has agreed to pay such expenses and, in the opinion of counsel to the Corporation, such payment shall not affect the ability of the Registrable Shares to be qualified under the blue sky laws of any jurisdiction.

                                   ARTICLE IV

                            INCIDENTAL REGISTRATIONS

         A. Notice and Request for Incidental Registration. Whenever the Corporation proposes to register any of its securities under the Securities Act, other than pursuant to a Mandatory Registration or a registration on Forms S-4 or S-8 or comparable forms (hereinafter referred to as an "Incidental Registration"), the Corporation shall give written notice to all holders of Registrable Securities of its intention to effect such a registration not later than the

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



earlier to occur of (i) the tenth day following receipt by the Corporation of notice of exercise of other demand registration rights or (ii) 45 days prior to the anticipated filing date. Subject to the provisions of Paragraphs C and D of this Article IV, the Corporation shall include in such Incidental Registration all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein within 15 business days after the receipt by the applicable holder of the Corporation's notice. If an Incidental Registration is an underwritten offering effected:

                  (i) under Paragraph C of this Article IV hereof, all Persons whose securities are included in the Incidental Registration shall be obligated to sell their securities on the same terms and conditions as apply to the securities being issued and sold by the Corporation; or

                  (ii) under Paragraph D of this Article IV hereof, all Persons whose securities are included in the Incidental Registration shall be obligated to sell their securities on the same terms and conditions as apply to the securities being sold by the Person or Persons who initiated the Incidental Registration under said paragraph.

         B. Incidental Registration Expenses. The Corporation shall pay all Registration Expenses related to such registration, or incurred as a result of the participation in an Incidental Registration of the holders of Registrable Securities, whether or not the Registration Statement with respect to such registration has become effective, and all other expenses incurred by the Corporation in complying with this Article IV. Any Selling Expenses related to such registration shall be borne by the participating sellers (including the Corporation, if a seller), in proportion to the number of shares sold by each, or by such sellers as they may agree.

         C. Priority on Underwritten Primary Registration. If an Incidental Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriters advise the Corporation in writing that in their sole discretion the total number or dollar amount of securities requested to be included in such registration would reduce the number of shares to be offered by the Corporation or interfere with the successful marketing of the shares of stock offered by the Corporation, the Corporation shall include in such registration:

                  (i)  first, all securities the Corporation proposes to sell;
         and

                  (ii) second, the Registrable Securities and such other securities (provided such securities are of the same class as the securities being sold by the Corporation) requested to be included in such registration in excess of the number of securities the Corporation proposes to sell which, in the sole discretion of such underwriters, would not interfere with the successful marketing of the shares of stock offered by the Corporation (allocated pro rata among the holders of such Registrable Securities and other securities on the basis of the number of securities requested to be included therein by each such holder).


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



         D. Priority on Underwritten Secondary Registration. If an Incidental Registration is an underwritten secondary registration on behalf of holders of the Corporation's securities, and the managing underwriters advise the Corporation in writing that in their sole discretion the number of securities requested to be included in such registration would reduce the number of shares to be offered by the securityholders initiating such registration or interfere with the successful marketing of the shares of stock offered by the securityholders initiating such registration, the Corporation shall include in such registration:

            (i) first, all securities requested to be included in such registration by the securityholders initiating such registration; and

            (ii) second, up to the full number of Registrable Securities and such other securities (provided such securities are of the same class as the securities being sold by the Corporation) requested to be included in such registration in excess of the number of securities the securityholders initiating such registration propose to sell which, in the sole discretion of such underwriters, would not interfere with the successful marketing of the shares of stock offered by the securityholders initiating such registration (allocated pro rata among the holders of such Registrable Securities and other securities on the basis of the number of securities requested to be included therein by each such holder).

         E. Selection of Underwriters. If any Incidental Registration is an underwritten offering, the Corporation shall have the right to select the investment banker or investment bankers and manger or managers to administer the offering.

                                    ARTICLE V

                               HOLDBACK AGREEMENTS

         Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Article IV hereof agrees, if requested by the managing underwriters, not to effect any public sale or distribution of securities of the Corporation of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration) during the 30-day period prior to, and during the 180-day period beginning on the closing date of each underwritten offering of Registrable Securities made pursuant to such Registration Statement, to the extent timely notified in writing by the Corporation or the managing underwriters. The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering any such agreement.






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



                                   ARTICLE VI

                             REGISTRATION PROCEDURES

         Whenever Registrable Securities are required to be registered pursuant to this Agreement, the Corporation shall use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Corporation shall as expeditiously as possible:

         A. prepare and file with the SEC, a Registration Statement on a form for which the Corporation then qualifies which is satisfactory to the Corporation and the holders of a majority of the Registrable Securities being registered and which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such Registration Statement to become effective; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Registration Statement, the Corporation shall furnish to a representative designated by the holders of a majority of the Registrable Securities covered by such Registration Statement copies of all such documents proposed to be filed, which documents will be subject to the review of such holders, and the Corporation shall not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which the holders of a majority of the Registrable Securities covered by such Registration Statement, if any, shall reasonably object;

         B. prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than six months (or, in the event of a Mandatory Registration, and subject to the provisions with respect to measurement of such period under the proviso contained in Paragraph A of Article III hereof, three years), or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act (except that, in each case upon prior written notice to the holders of Registrable Securities covered by such Prospectus, the Corporation shall not be obligated to maintain the currentness of the Prospectus for up to three periods not in excess of 90 days in the aggregate in each calendar year after registration, if the Board of Directors of the Corporation in good faith determines that the best interests of the Corporation would be materially impaired by disclosure at that time in the Prospectus of material, non-public information with respect to the Corporation); and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;



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



         C.       notify the selling holders of Registrable Securities promptly,

                  (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

                  (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information;

                  (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                  (iv) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (v) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

         D. make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

         E. if requested by a holder of Registrable Securities being sold, immediately incorporate in a Prospectus supplement or post-effective amendment such information as the holders of a majority of the Registrable Securities being sold and their respective counsel reasonably conclude should be included in the Registration Statement, so that such Registration Statement conforms in both form and substance to the requirements of the Securities Act, and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or posteffective amendment; in each case under this Paragraph E subject to the exception contained under Paragraph B of this Article VI;

         F. promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement) provide copies of such document to a representative designated by the holders of a majority of Registrable Securities covered by the Registration Statement, make the Corporation's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders may reasonably request;



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



         G. furnish to each selling holder of Registrable Securities, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

         H. deliver to each selling holder of Registrable Securities without charge, a reasonable number of copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request (and the Corporation hereby consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto);

         I. prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Corporation shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

         J. cooperate with the selling holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

         K. upon the occurrence of any event contemplated by clause (v) of Paragraph C of this Article VI, prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; in each case under this Paragraph K subject to the exception contained under Paragraph B of this
Article VI;

         L. cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Corporation are then listed if requested by the holders of a majority of such Registrable Securities if the listing of such securities is then permitted under the rules of such exchange;

         M. take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities as may be reasonably requested by the selling holders of Registrable Securities;


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



         N. make available for inspection by a representative of the sellers of Registrable Securities, and any attorney, accountant or other agent retained by the sellers, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors and employees to supply all information reasonably requested by any such representative, attorney, accountant or agent solely for use in connection with such registration statement; provided, however, that any records, information or documents that are designated by the Corporation in writing as confidential shall be kept confidential by such Persons pursuant to such reasonable confidentiality agreements as the Corporation may request;

         O. otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its securityholders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any twelve-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Corporation's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said twelve-month periods.

                                   ARTICLE VII

                        REGISTRATION AND SELLING EXPENSES

         For purposes of this Agreement, all underwriting discounts and selling commissions, and transfer taxes and fees and expenses of counsel to the holders of Registrable Securities, applicable to the sale of Registrable Securities (all such expenses being herein referred to as "Selling Expenses"), and all expenses incident to the Corporation's performance of or compliance with this Agreement, including without limitation:

         A. all registration and filing fees (including with respect to filings required to be made with the National Association of Securities Dealers, Inc.);

         B. fees and expenses of compliance with securities or blue sky laws;

         C. printing, messenger, telephone and delivery expenses;

         D. fees and disbursements of counsel for the Corporation;

         E. fees and disbursements of all independent certified public accountants of the Corporation; and

         F. fees and expenses of other Persons retained by the Corporation;

(all such expenses being herein called "Registration Expenses") shall be borne as provided in this Agreement; it being understood and agreed that the Corporation shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and

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



employees performing legal or accounting duties), the expense of any annual audit conducted at the end of the Corporation's fiscal year in the ordinary course of business, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange and securities association.

                                  ARTICLE VIII

                                 INDEMNIFICATION

         A. Indemnification by Corporation. The Corporation agrees to indemnify, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, employees and agents and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses ("Damages") caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such holder expressly for use therein or by such holder's failure to deliver a copy of the Registration Statement or Prospectus after the Corporation has furnished such holder with a sufficient number of copies of the same.

         B. Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the full extent permitted by law, the Corporation, its directors, officers, employees and agents and each Person who controls the Corporation (within the meaning of the Securities Act) against any Damages resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder to the Corporation specifically for inclusion in such Registration Statement or Prospectus. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         C. Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification but the failure to so notify the indemnifying party shall not relieve it of any liability that it may have to the indemnified party except to the extent the indemnifying party demonstrates that it is prejudicial thereby, and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party;

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



provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the reasonable fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to such Person, or (c) in the reasonable judgment of any such Person and the indemnifying party, based upon advice of their respective counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person).

         So long as the indemnifying party is conducting the defense of the claim in accordance with Article VIII.C above, the indemnified party will not consent to the entry of any judgment or enter into any settlement with respect to a third party claim without the prior written consent of the indemnifying party, and the indemnifying party will not consent to the entry of any judgment or enter into any settlement with respect to the third party claim without the prior written consent of the indemnified party (not to be withheld unreasonably). However, in the event the indemnifying party shall have failed to notify the indemnified party in writing within 15 days after the indemnified party has given notice of the claim that the indemnifying party will indemnify the indemnified party from and against the entirety of any Damages the indemnified party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the claim, (A) the indemnified party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the claim in any manner it may deem appropriate (and the indemnified party need not consult with, or obtain any consent from, any indemnifying party in connection therewith), (B) the indemnifying party will reimburse the indemnified party promptly and periodically for the costs of defending against the claim (including attorneys' fees and expenses), and (C) the indemnifying party will remain responsible for any Damages the indemnified party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the claim. No indemnifying party shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

         D. Contribution. If the indemnification provided for in this Article VIII is unavailable or insufficient to hold harmless an indemnified party under Paragraphs A or B immediately preceding, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in said Paragraphs A or B, in such proportion as is appropriate to reflect the relative fault of the Corporation, on the one hand, and the participating holders of Registrable Securities, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation on the one hand or such holders on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contributions pursuant to this Paragraph D were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the prior provisions of this Paragraph D. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the prior provisions of this Paragraph D shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this Paragraph D. Notwithstanding the provisions of this Paragraph D, no participating holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the net proceeds received from the sale of its shares exceeds the amount of any damages that it has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Paragraph D no person guilty of fraudulent misrepresentation (within the meaning of Section V(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE IX

                                    RULE 144

         The Corporation covenants that it shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC.

                                    ARTICLE X

                   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

         No holder of Registrable Securities may participate in any underwritten registration under Article IV hereof unless such holder (i) agrees to sell such holder's securities on the basis and pursuant to the terms provided in any underwriting approved by the Corporation or the Persons entitled to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the termsof such underwriting arrangements.

                                   ARTICLE XI

                                  MISCELLANEOUS

         A. Remedies. Each holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Corporation agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         B. Notices. All notices, requests or instructions hereunder shall be in writing and delivered personally (including by courier) or sent by registered or certified mail, postage prepaid, as follows:

                  (1)      if to the Corporation:

                           8210 Presidents Drive
                           Orlando, Florida 32809

                           Attention:  President

                           with a copy to:

                           Frank Ioppolo
                           Greenberg Traurig, P.A.
                           111 North Orange Avenue, 20th Floor
                           Orlando, Florida  32801

                  (2)      if to the Purchaser:

                           400 Busse Road
                           Elk Grove Village, Illinois  60007-2195

                           Attention:  President
                           with a copy to:

                           Law Department
                           Cooper Industries, Inc.
                           600 Travis, Suite 5800
                           Houston, Texas  77002
                           Attention:  General Counsel

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt.

         C. Entire Agreement. This Agreement and the documents referred to herein contain the entire agreement of the parties hereto with respect to the transactions contemplated hereby, and supersede all prior understandings, arrangements, and agreements with respect to the subject matter hereof. No modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

         D. Further Action. Each of the parties hereto shall use such party's best efforts to take such actions as may be necessary or reasonably requested by the other party hereto to carry out and consummate the transactions contemplated by this Agreement.

         E. Successors and Assigns. The registration rights granted to the Purchaser under Article III and under Article IV may be transferred to a transferee who acquires any Transaction Shares or the Warrants, or any of them, or the Purchaser's rights under the Option Agreement, which transfer shall be effective when the Corporation is given written notice by the transferor at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under Article III and IV are being assigned; provided, however, that the rights granted hereunder shall not inure to the benefit of any subsequent holder of Registrable Securities who purchased such Registrable Securities in a registered public offering or pursuant to Rule 144 promulgated under the Securities Act.

         F. Notice of Shares. All references herein to numbers of shares of Registrable Securities shall be subject to appropriate adjustment for stock splits, stock dividends and recapitalizations of the Corporation.

         G. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such State.

         H. Captions. The captions appearing herein are for the convenience of the parties only and shall not be construed to affect the meaning of the provisions of this Agreement.

         I. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ATTEST:                           SUPER VISION INTERNATIONAL, INC.


                                  By:
-------------------------------      ------------------------------------------
                                                John Stanney, President

ATTEST:                           COOPER LIGHTING, INC.


                                  By:
-------------------------------      ------------------------------------------
                                  Name:
                                       ----------------------------------------

                                  Title:
                                         --------------------------------------

                                                                       EXHIBIT D

===============================================================================
                            DISTRIBUTORSHIP AGREEMENT

                                   BY & AMONG
                        SUPER VISION INTERNATIONAL, INC.
                              COOPER LIGHTING, INC.
                                       AND
                        COOPER INDUSTRIES (CANADA), INC.
                            DATED: NOVEMBER 23, 1998

===============================================================================

-------------------------------------------------------------------------------
                            DISTRIBUTORSHIP AGREEMENT
                                TABLE OF CONTENTS
-------------------------------------------------------------------------------


ARTICLE I

   DEFINITIONS-------------------------------------------------------------------------------------------1

ARTICLE II

   APPOINTMENT OF DISTRIBUTOR----------------------------------------------------------------------------2
   2.1 Appointment.--------------------------------------------------------------------------------------2

ARTICLE III

   TERM--------------------------------------------------------------------------------------------------4
   3.1 Term of Appointment.------------------------------------------------------------------------------4
   3.2 Consequences of Expiration or Termination.--------------------------------------------------------4

ARTICLE IV

   PURCHASE ORDERS; PRICES; COVENANTS--------------------------------------------------------------------5
   4.1 Purchase Orders.----------------------------------------------------------------------------------5
   4.2 Purchase Prices; Payment.-------------------------------------------------------------------------5
   4.3 Minimum Purchases.--------------------------------------------------------------------------------8
   4.4 Forecasts.---------------------------------------------------------------------------------------10
   4.5 Product Improvements; New Products; Product Warranty.--------------------------------------------11
   4.6 Packaging.---------------------------------------------------------------------------------------12
   4.7 Training.----------------------------------------------------------------------------------------12
   4.8 Insurance.---------------------------------------------------------------------------------------12
   4.9 Tradenames.--------------------------------------------------------------------------------------12
   4.10 Taxes; Compliance with Laws.--------------------------------------------------------------------13
   4.11 Protection of Rights.---------------------------------------------------------------------------13
   4.12 Exclusivity.------------------------------------------------------------------------------------14
   4.13 Confidential Material.--------------------------------------------------------------------------14

ARTICLE V

   REPRESENTATIONS AND WARRANTIES OF THE CORPORATION----------------------------------------------------16
   5.1 Incorporation.-----------------------------------------------------------------------------------16

   5.2 Authorization.-----------------------------------------------------------------------------------16
   5.3 Conflicts.---------------------------------------------------------------------------------------16
   5.4 Adequacy of Facilities.--------------------------------------------------------------------------16
   5.5 Proprietary Rights in Products.------------------------------------------------------------------17
   5.6 Infringement.------------------------------------------------------------------------------------17
   5.7 Survival of Ryder Stations.----------------------------------------------------------------------18

ARTICLE VI

   REPRESENTATIONS AND WARRANTIES OF THE DISTRIBUTOR----------------------------------------------------18
   6.1 Incorporation.-----------------------------------------------------------------------------------18
   6.2 Authorization.-----------------------------------------------------------------------------------18
   6.3 Conflicts.---------------------------------------------------------------------------------------18
   6.4 Survival of Representations.---------------------------------------------------------------------19

ARTICLE VII

   INDEMNIFICATION--------------------------------------------------------------------------------------19
   7.1 Basis of Indemnity.------------------------------------------------------------------------------19
   7.2 Procedures for Indemnification.------------------------------------------------------------------19
   7.3 Payment of Indemnity.----------------------------------------------------------------------------21

ARTICLE VIII

   RELATIONSHIP OF THE PARTIES--------------------------------------------------------------------------21
   8.1 Independent Contractors.-------------------------------------------------------------------------21

ARTICLE IX

   EMPLOYMENT OF SUPERVISION STAFF----------------------------------------------------------------------21
   9.1 No-Raid.-----------------------------------------------------------------------------------------21
   9.2 Indirect Action Prohibited.----------------------------------------------------------------------22
   9.3 Survival.----------------------------------------------------------------------------------------22

ARTICLE X

   MISCELLANEOUS----------------------------------------------------------------------------------------22
   10.1 Notices.----------------------------------------------------------------------------------------22

   10.2 Entire Agreement.-------------------------------------------------------------------------------23
   10.3 Further Action.---------------------------------------------------------------------------------23
   10.4 Most Favored Customer.--------------------------------------------------------------------------23
   10.5 Benefit of Agreement.---------------------------------------------------------------------------23
   10.6 Expenses.---------------------------------------------------------------------------------------24
   10.7 Governing Law.----------------------------------------------------------------------------------24
   10.8 Captions.---------------------------------------------------------------------------------------24
   10.9 Counterparts.-----------------------------------------------------------------------------------24
   10.10 Dispute Resolution.----------------------------------------------------------------------------24
   SCHEDULE 2.1 - Sales Agent Agreements-----------------------------------------------------------------2
   SCHEDULE 4.2(C) - Limited Warranty----------------------------------------------------------------7, 11
   SCHEDULE 4.5(C) - Distributor's Field Service Practices----------------------------------------------11

                            DISTRIBUTORSHIP AGREEMENT


         THIS AGREEMENT dated as of the 23th day of November, 1998, by and among SUPER VISION INTERNATIONAL, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (hereinafter referred to as the "Corporation"), and COOPER LIGHTING, INC., a corporation duly organized and validly existing under the laws of the State of Delaware, its existing subsidiaries or those subsidiaries of it in the future, and COOPER INDUSTRIES (CANADA), INC., an Ontario corporation (hereinafter collectively referred to as the "Distributor").

                              W I T N E S S E T H:

         WHEREAS, the Corporation is engaged in the business of manufacturing, developing, designing and marketing the Products (as defined in Article I hereinafter) with application in the Exclusive Market (as defined in Article I hereinafter);

         WHEREAS, the Corporation desires, among other matters, to appoint the Distributor as the exclusive distributor for the Product in the Exclusive Market within the Territory (as defined in Article I hereinafter), provided that the Distributor shall not have breached its obligations under this Agreement in any material respect, and the Distributor desires to accept such appointment upon the terms and conditions hereinafter set forth; and

         WHEREAS, the Distributor desires, among other matters, to purchase exclusively from the Company all its fiber optic lighting needs in accordance with the terms and conditions hereinafter set forth, provided that the Corporation shall not have breached its obligations under this Agreement in any material respect.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         As used in this Agreement, the following terms are defined as set forth below and such definitions shall be applicable to both the singular and the plural forms of such terms.

1.1 The term "Exclusive Market" shall mean lighting for commercial, residential, industrial, institutional and public transportation markets, including but not limited to, any and all lighting applications in or related to architectural lighting, accent lighting, down lighting, display cases, landscaping, confinement, explosion-proof, clean rooms, traffic signals, signage, outdoor area and emergency/exit; but excluding commercial and residential swimming pools, spas or hot tubs; ship building or nautical lighting; aircraft lighting; automotive lighting; cemetery/mausoleum lighting; refrigerated display case or vending machine lighting; and commercial sign supply and sign companies.

1.2 The term "Products" shall mean light sources, (also referred to as illuminators), fiber optic cables and end fittings that each use fiber optic technology.

1.3 The term "Territory" shall mean, collectively, the United States (consisting only of the continental United States, Alaska and Hawaii) and Canada.

1.4 The term "Reconciliation Agreement" shall mean that certain agreement dated even herewith by and among the Corporation, the Distributor, Hayward Industries, Inc. Hayward Pool Products, Inc., Kingstone Family Limited Partnership II, and Brett M. Kingstone.

1.5 The term "Stock Purchase Agreement" shall mean that certain agreement dated even herewith by and among the Corporation and the Distributor.

                                   ARTICLE II

                           APPOINTMENT OF DISTRIBUTOR

2.1      Appointment.

         a. Subject to the terms and provisions of this Agreement and those obligations and rights granted in the Reconciliation Agreement (as defined in Article I above), the Corporation hereby appoints the Distributor as its exclusive distributor within the Territory for the marketing, sale, and distribution of the Products within the Exclusive Market, each of them: (x) to and through any and all other distributors, agents, representatives and other parties who market, sell and distribute products or services in or to the Exclusive Market, and (y) to end-users of the Products as applied in the Exclusive Market. The exclusive nature of this appointment shall be subject to early termination pursuant to the provisions of Article III and those certain sales agent agreements (the "Sales Agent Agreements") identified in Schedule 2.1, attached hereto, which shall be terminated in accordance with Section 8.4 of the Stock Purchase Agreement (as defined in Article I above).

         b. Subject to the Reconciliation Agreement, the parties understand and agree that: the Distributor shall, in each case, direct its efforts pursuant hereto to the marketing, sale and distribution of the Products to distributors, agents, representatives and other parties who the Distributor believes intend to market, sell and distribute the Products in or to the Exclusive Market, and/or to end-users who the Distributor believes intend to use the Products insofar as applied in the Exclusive Market; provided, however, that the Distributor shall have no liability or obligation to the Corporation in the event any Product sold hereunder shall be marketed, distributed or sold other than in or to the Exclusive Market, or utilized for any applications other than in the Exclusive Market, unless such marketing, distribution, sale or utilization occurs as a result of the gross negligence or willful misconduct of the Distributor.

         c. For as long as the Corporation shall not have breached its obligations hereunder in any material respect and the term of the Agreement shall remain in effect (and until prior written notice in each event by the Distributor to the Corporation of any purchases theretofore covered by this paragraph (c) the Distributor shall not purchase or manufacture or distribute any Products (in the Territory) that are manufactured by any entity or party other than the Corporation except (i) insofar as incorporated into the Products acquired hereunder from the Corporation and, (ii) end-fittings, molded parts and landscape fixtures.

         d. The Distributor will not be in breach of Section 2.1(c) by acquiring a business that makes or sells Products exclusively outside the Territory or in the Territory but not within the Exclusive Market. Further, the Distributor will not be in breach of Section 2.1(c) by acquiring a business that makes or sells Products in the Territory and into the Exclusive Market (an "Affected Acquisition") provided that Distributor, upon such Affected Acquisition, offers at Distributor's election, (i) to sell the assets related to the business of making and selling the Products to the Corporation, provided that the Corporation assumes the liabilities associated with such assets on terms mutually agreeable to the parties, or (ii) to sell all the common stock of the company that makes or sells the Products, as mutually agreed to by the parties. The Distributor's obligation to offer the business of an Affected Acquisition and the Corporations right to purchase such shares or assets shall be subject to terms and conditions mutually acceptable to each party. If the Corporation elects not to purchase such shares or assets or the Corporation and Distributor are unable to agree upon terms and conditions mutually satisfactory to each, the Distributor will use reasonable efforts to sell, at Distributor's option, either such shares or such assets to a third party upon terms and conditions mutually satisfactory to Distributor and such third party. If Distributor has not sold the applicable shares or assets of an Affected Acquisition within two years after Distributor's acquisition of such business and provided that the term of this Agreement is still in effect, the Distributor shall commence an orderly liquidation of the assets related to the Products sold into the Exclusive Market in the Territory. Notwithstanding any such Affected Acquisition, Distributor shall during the term hereof, continue to promote and sell the Products of the Corporation into the Exclusive Market in the Territory using the Distributor's distribution channels (whether through agents or distributors) as it had before the acquisition, which channels would not be used to promote the Products of the Affected Acquisition in the Exclusive Market in the Territory. In lieu of offering the business acquired pursuant to an Affected Acquisition for sale to the Distributor, selling it to a third party, or orderly liquidating the applicable assets, Distributor may, at its option, either (i) cause the business to discontinue its sales into the Exclusive Market in the Territory or (ii) pay Corporation $750,000 and not be in breach of
            Section 2.1(c) or this Section 2.1(d); provided that if the Distributor elects such option (ii) immediately above, the Corporation shall immediately be entitled to terminate this Agreement.

                                   ARTICLE III

                                      TERM

3.1      Term of Appointment.

         a. The initial term of this agreement shall expire on December 31, 2003. On December 31, 2003, and each December 31 thereafter, the Agreement shall be automatically extended one (1) year to the following December 31 unless the Distributor has delivered written notice to the Corporation by no later than the preceding June 30 that they do not desire for the Agreement to be extended.

         b. Notwithstanding any other provision contained herein, this Agreement shall be terminable by either party upon thirty days' prior written notice to the other party upon: (i) the liquidation or dissolution of the other party; (ii) the filing by the other party of a petition in bankruptcy or for reorganization or the adoption of any arrangement under the bankruptcy laws at any time in effect in any jurisdiction, or any admission seeking the relief therein provided;
            (iii) the making by the other party of any assignment for the benefit of its creditors; (iv) the consent by or a substantial part of its property or to the filing of a petition against it under said bankruptcy laws; or (v) the adjudication of the other party as a bankrupt. This Agreement may be immediately terminated by the Corporation if, after receiving written notice by the Corporation to cease all activities that conflict with Hayward Pool Products, Inc.'s exclusive rights to market, sell and distribute the Products in the exclusive market (as defined in that certain Distributorship Agreement between the Corporation and Hayward Pool Products, Inc. dated September 25, 1996), such activities continue beyond 30 days from the notice.

         c. Notwithstanding any other provisions contained herein, this Agreement shall further be terminable by either party (hereinafter referred to as the "Non-Defaulting Party"), without prejudice to any of its other legal and equitable rights and remedies, in the event that the other party (hereinafter referred to as the "Defaulting Party") shall have breached any of the material terms or conditions and agreements contained herein to be kept, observed or performed by it, by giving the Defaulting Party 90 days' prior notice in writing, specifying the breach; provided, however, that the Defaulting Party shall have the right to cure such breach within such 90-day period (or if such breach is capable of cure, but such cure cannot reasonably be completed within such period, the Defaulting Party shall have the right to cure such breach within a reasonable time thereafter), in which case this Agreement shall not terminate.

3.2      Consequences of Expiration or Termination.

         a. Upon expiration or termination of this Agreement, the Corporation shall be required to deliver and the Distributor shall be required to accept only such conforming Products, as such item is defined by the Uniform Commercial Code, Products theretofore ordered from the Corporation pursuant to purchase orders placed in accordance with the terms of this Agreement before such expiration or termination becomes effective.

                                   ARTICLE IV

                       PURCHASE ORDERS; PRICES; COVENANTS

4.1      Purchase Orders.

                  Subject to the provisions of this Agreement (including, without limitation, Section 4.3 hereof), during the term of this Agreement the Distributor shall have the right to place orders with the Corporation for such quantities of the Products, and each of them, as in the Distributor's sole discretion it may require from time to time for sales pursuant thereto, and the Corporation shall promptly manufacture and deliver all such quantities of Products in accordance with the terms of this Agreement.

4.2      Purchase Prices; Payment.

         a. The purchase price to the Distributor for the Products (the "Purchase Price") during the term of this Agreement, f.o.b. the Corporation's facility in Orlando, Florida, shall be as set forth in the schedule exchanged by the parties contemporaneously herewith (the "Price Schedule"), calculated at the date hereof so as to target a minimum gross margin for the Distributor on the sale of Products to customers as shall be determined by mutual agreement of the parties. The parties recognize and agree that the process of determining Purchase Prices and minimum gross margins for both companies will critically impact the competitiveness of the Products in the Exclusive Market. The parties agree to negotiate in good faith to set Purchase Prices on the sales of the Products to Distributor such that each of the parties can realize a reasonable minimum gross margin on its sale. For the purposes of this Agreement the minimum gross margin shall be determined by taking a weighted average of all the Products sold by the party during the immediately preceding twelve (12) month period. The target minimum gross margins for each party shall be set forth in a binding letter between the parties to be delivered no later than two (2) business days following the Closing hereof. Such minimum gross margin targets shall be determined in accordance with generally accepted accounting principals and shall serve as goals, not as guarantees. In the event that, subsequent to the date of this Agreement, any Products become covered by this Agreement that are not identified on the Price Schedule, the Purchase Price to the Distributor therefor, f.o.b. the Corporation's facility in Orlando, Florida, shall initially be determined by the parties in good faith so as to attempt to provide
            (i) to the Distributor the agreed to minimum gross margin (determined as aforesaid) based upon competitive selling prices to the Distributor's customers (the "Sales Price") reasonably calculated, and (ii) to the Corporation the agreed to minimum gross margin (determined as aforesaid) based upon the Corporation's cost of production. All Purchase Prices shall be exclusive of local, state and federal taxes, which amounts shall be included in each invoice delivered by the Corporation to the Distributor as a separate charge to be paid by the Distributor. The Purchase Price to the Distributor of any Products ordered hereunder, or bids submitted (provided the bid has been submitted by the Distributor prior to its receipt of the Corporation's notice of adjustment to the Purchase Price and that written notice of such bid is delivered to the Corporation within 30 days from receipt of such notice of adjustment), shall be subject to change by the Corporation only in accordance with the terms of subsection b below. The Purchase Price for Products ordered by the Distributor for delivery after the effective date of any Purchase Price adjustment shall be the Purchase Price in effect on the date of acceptance of such order by the Corporation. Unless the Corporation transmits a written objection to the order within five business days of its receipt thereof, such order shall be deemed accepted by the Corporation.

         b. During the term of this Agreement, the Purchase Prices hereunder shall be subject to adjustment from time to time in each case upon written notice (the "Request") by:

            (i) the Distributor to the Corporation stating that the Distributor's gross margin in respect thereof during any fiscal quarter is less than the agreed to threshold, which threshold shall be set forth in the aforementioned binding letter between the parties. Each such adjustment shall be in an amount targeted to maintain for the Distributor its agreed to minimum gross margin (as so determined by Section 4.2) in respect thereof, based on the Distributor's then current Sales Price;

            (ii) the Corporation to the Distributor stating that the production costs, labor costs, purchase prices of necessary supplies or components of the Products (the "Corporation's Cost") have increased beyond the point where the Corporation can obtain the targeted minimum gross margin on the sale of its Products to the Distributor. Each such adjustment shall be in an amount targeted to maintain for the Corporation its agreed to minimum gross margin (as so determined by Section 4.2) in respect thereof, based on the Corporation's then current Purchase Price to the Distributor; and

           (iii) in the event a requested adjustment to the Purchase Price is not objected to by the receiving party within ten (10) business days after receipt then it shall be deemed accepted and become effective on the ninetieth (90th) day following the receiving party's receipt of the written Request. If the party receiving the Request timely objects to the adjusted Purchase Price then it shall submit a written objection (the "Objection") to the requesting party notifying it of the specific objections the objecting party has to the Request. A party may object to any adjustment if either: (x) the objecting party disputes the requesting party's determination of its minimum gross margin; or (y) as a result of the proposed adjustment, the objecting party would be below its own targeted minimum gross margin. If the parties are not able to settle any dispute concerning the requested adjustments to the Purchase Price within ten (10) business days following receipt of the objections by the requesting party, then the parties agree to submit the dispute to the national accounting firm of Arthur Anderson & Company, or its successor (the "Expert"), for its review and written determination of the adjustment to the Purchase Price. In the event that a proposed adjustment to the Purchase Price would result in the objecting party failing to meet its targeted minimum gross margin, then the Expert shall determine the Purchase Price such that it reflects the sum of the Corporation's Costs and 4/7ths of the total margin available to the Distributor and the Corporation (the difference between the Corporation's Costs and the Sales Price). The review may include, upon prior written notice to the affected party, an inspection of such party's books, records or calculations related to the adjustment, provided that such inspection occurs during normal business hours. The party requesting the Adjustment shall bear all the costs associated with such review by a third party and inspection of records. Adjustments to the Purchase Price shall become effective on the 90th day following the receipt of the Request by the non-requesting Party, and shall be retroactive to such date in the event a determination by the Expert is not made by such date, except for those Products already ordered by the Distributor and accepted by the Corporation or those bids submitted by the Distributor to customers for which notice has been given by the Distributor to the Corporation in accordance with subsection (a) above.

            c. Payment by the Distributor to the Corporation of the net amount of each invoice in respect of Products delivered shall in each case be made within 45 days of the date of the invoice of such shipment. No right of set off or deduction of any kind shall be applicable unless set forth by the Corporation on its invoice.

               All invoices for Products delivered by the Corporation to the Distributor shall be dated the date of shipment, and shall not contain any term or condition inconsistent with or supplementing those set forth in this Agreement.

               Upon discovery by the Distributor that the materials, goods or work furnished contain any defect, patent or latent, or that they fail to conform to any applicable warranties, the Distributor shall, notwithstanding any prior payment thereof and without limiting any other rights available to the Distributor, have the right to reject the materials, goods and work or, if materials or goods have been accepted, to return them to the Corporation, subject to the Corporation's form of product warranty annexed to this Agreement as Schedule 4.2(c) and as otherwise set forth in this Agreement or pursuant to such purchase orders as may be in effect from time to time.

               In the event of Catastrophic Failure (as hereinafter defined), the Distributor will further have the right to recover all freight, storage, handling or other expense incurred by the Distributor, and be relieved of any payment for the Purchase Price so paid and/or cancel the order with respect thereto, and Products so returned shall not be replaced without the Distributor's written replacement order. The rights of the Distributor under the immediately preceding sentence shall not extend to end-users of the Products, whose rights shall be governed by the form of product warranty hereinafter described. For purposes hereof, "Catastrophic Failure" shall mean a full or partial recall or field service/replacement by the Corporation of any Products, such determination to be made by the Corporation in good faith in the exercise of its reasonable judgement with respect to the existence of any defect, patent or latent, or the failure to conform to any applicable warranties, subject to consultation with the Distributor.

            d. The Distributor acknowledges that the Corporation, upon the written request of the Distributor and in reliance that this Agreement and the transactions contemplated hereby would be consummated promptly, has entered into an agreement and may continue to enter into certain written agreements with other third parties involving the private label manufacture of certain products for the Corporation or the distribution by the Corporation of products, subject to the Distributor's exclusive distribution rights for the Products, manufactured by third parties (the "Third Party Agreements"). Notwithstanding anything else herein to the contrary, the Purchase Prices of all products obtained pursuant to the Third Party Agreements shall not be subject to the provisions of this Article IV or any minimum, fixed or targeted price, profit or margin amounts.

            e. The parties acknowledge that the Distributor has, is or may manufacture certain component or accessory products for use with the Products. The Distributor shall sell any such components or products, if any, to the Corporation at the same minimum gross margin (as determined above) as the Corporation sells the Products to the Distributor. Further, the Corporation shall have the non-exclusive right to market, sell and distribute these specific products and components as manufactured by the Distributor, for its own accounts or through its other distributors, in all markets outside the Exclusive Market in the Territory.

4.3      Minimum Purchases.

         a. The Distributor hereby agrees that it shall, during each period set forth below, purchase hereunder Products covering in the aggregate at least the minimum purchase commitment (each hereinafter referred to as a "Minimum Purchase Commitment") identified opposite such period:

                                                                              MINIMUM
                                   PERIOD                               PURCHASE COMMITMENT
                                   ------                               -------------------
                      through December 31, 1999                              $3,700,000.
                      year ending December 31, 2000                          $5,200,000.
                      year ending December 31, 2001                          $8,375,000.
                      year ending December 31, 2002                         $13,000,000.
                      year ending December 31, 2003                         $16,800,000.

              provided, however, that in the event the Distributor does not purchase from the Corporation with respect to any such period an amount equal to or greater than the applicable Minimum Purchase Commitment, the Distributor has the following options to avoid breach of this Agreement:

              (i) The Distributor purchases from the Corporation an amount which satisfies the deficiency in the next such period, in addition to the then current period's Minimum Purchase Commitment. If the Distributor fails to meet this Commitment in the next such period, the Distributor may pay to the Corporation within 30 calendar days after the expiration of such next period an amount equal to 40% of the amount of such remaining deficiency not so satisfied or the Distributor will be in breach of the Agreement. The next period shall then commence as though there was no deficiency in the preceding period; or

              (ii) The Distributor and the Corporation reach an agreement that the deficiency resulted despite the good faith effort made by both parties to reach the Minimum Purchase Commitment for a given period, and the Corporation elects to excuse the deficiency for the given period.

                   If the Distributor fails to satisfy the Minimum Purchase Commitment, and the options to avoid breach of the Agreement are either not chosen or not achieved, the Corporation, at its option and as its exclusive remedy for such breach, may terminate the Distributor's exclusive rights to distribute, market and sell the Products within the Territory's Exclusive Market. The Distributor can continue to sell Products in the Territory's Exclusive Market, on a non-exclusive basis, but the Corporation shall be free to negotiate with and reach a non-exclusive agreement with other distributors for the sale of Products in the Territory's Exclusive Market.

                   Upon ninety (90) days written notice by the Corporation to the Distributor following the twenty-first month after the Corporation terminates Distributor's exclusive rights granted herein, the Corporation may, in its sole and exclusive discretion, repurchase all the shares of its common stock held by the Distributor at the purchase price set forth at
                   Section 1.2 of the Stock Purchase Agreement dated even herewith (as defined in Article I hereinabove). This Agreement shall be deemed to have terminated simultaneously with the closing of such a repurchase transaction.

                   The parties acknowledge and agree that any purchases of Product in excess of a given period's Minimum Purchase Commitment hereunder in any period, may, at the election of the Distributor, be allocated toward achievement of a Minimum Purchase Commitment only with respect to the next subsequent period in an amount not to exceed 20% of the Minimum Purchase Commitment for any such period.

                   The parties further acknowledge and agree that the Distributor shall not be deemed to have failed to have satisfied its minimum Purchase Requirement in respect of an amount (hereinafter referred to as the "Forgiven Shortfall") of the applicable Minimum Purchase Commitment for any period equal in each case to the Purchase Price of purchase orders with respect to which the Distributor has submitted its purchase order or orders during such period and shipment thereof is unduly delayed beyond the expiration of such period or shipment consists of non-conforming goods. Purchases under purchase orders giving rise to any Forgiven Shortfall shall not be credited toward the Minimum Purchase Commitment for any period subsequent to that in which the Forgiven Shortfall occurs.

         b. The Corporation shall ship Products in accordance with the shipping dates specified on the Distributor's purchase orders. The Distributor acknowledges that a lead time of thirty (30) calendar days is necessary between the date the Corporation receives the purchase order and the date of shipment.

         c. The Corporation shall credit the Distributor's Minimum Purchase Commitment by the greater of: (i) the amount sales of any party to the Sales Agent Agreements in the Territory within the Exclusive Market from the date hereof until such agreements are terminated; or (ii) the amount of sales of the same such party during the equivalent period of the immediately preceding year.

4.4      Forecasts.

                  On the first business day of each calendar quarter during the term of this Agreement, the Distributor shall prepare and deliver to the Corporation a forecast of its anticipated purchases of Products during the ensuing twelve-month period (or such shorter period as shall expire with the expiration of the term of this Agreement). The parties understand and agree that each such forecast shall constitute the Distributor's good faith estimate of such purchases but shall not in any manner be construed as a purchase commitment or be binding upon the Distributor, provided, however, that if the total value of Products actually ordered by the Distributor exceeds the forecasts, then the Corporation's refusal to accept additional purchase orders shall not be deemed to be a breach of this Agreement.

4.5      Product Improvements; New Products; Product Warranty.

         a. The Corporation hereby covenants that the Products and each of them, conform to the product specifications therefor heretofore delivered to the Distributor, and that the Corporation shall maintain a program of regular Product improvements and Product development, it being understood and agreed that any and all improvements on, modifications to, substitution in and extensions of the Product, or any of them, and any and all new Product shall be submitted in writing to the Distributor (in each instance in such detail as shall reasonably be required by the Distributor for its evaluation thereof) for approval thereby. In no event shall such approval be deemed to confer on the Distributor any responsibility or liability of any nature whatsoever therefor or for the design or development of any Product. In addition, the Distributor may from time to time propose modifications to the Products, or any of them, and new Products, in each case consistent with the fiber optic lighting expertise of the Corporation, which the Corporation shall use its reasonable commercial efforts to design, develop and manufacture for distribution hereunder. The Distributor shall not acquire any of the Corporation's right, title or interest to such improvements or to any of the Corporation's Products, and, to the extent that the Distributor may have acquired any right, title or interest to any improvement to the Products, the Distributor hereby irrevocably grants to the Corporation a non-royalty bearing, non-exclusive license, and right to use, make and sell Products incorporating any such improvement.

         b. It is the responsibility of the Corporation to remain competitive in the pricing, design and performance of the Product and its manufacture. If the Product is not competitive with the market, the Minimum Purchase Commitments are voided. The determination of "competitive with the market" shall be jointly determined by the Corporation and the Distributor on a good faith basis, using competitive fiber optics products as the benchmark.

         c. Subject to the provisions of paragraph (c) of Section 4.2 and this
            Section 4.5(c) hereof, the Corporation shall warrant the Products, and each of them, sold hereunder pursuant to the form of product warranty annexed to this Agreement as Schedule 4.2(c). All warranty claims are at the expense of the Corporation, provided that the Distributor obtains authorization from the Corporation, and provided that the Distributor has made a reasonable attempt to provide field service consistent with the Distributor's past practices, as such are enumerated in Schedule 4.5(c) attached hereto. The Corporation shall make available to the Distributor the applicable warranty period for parts, materials and components related to the Products as provided by the Corporation's vendors. Notwithstanding anything to the contrary set forth herein, the Corporation shall have no obligations or liability under the warranties related to the parts, materials or components of the Products beyond those covered by the warranties of the vendors except as provided in its product warranty attached hereto as Schedule 4.2(c).

4.6      Packaging.

                  All Products shall be packaged in accordance with specifications approved by the Distributor, and shall be forwarded in accordance with the Distributor's instructions. Specialized packaging requirements of the Distributor not subject to written agreement between the Corporation and the Distributor shall be at the Distributor's expense. When usual terms of tariffs do not include insurance, shipments shall be forwarded properly insured to their full sales price hereunder with the cost of insurance borne by the Distributor. A packing slip bearing a complete recorded of the shipment, including the number of the purchase order to which it applies, shall be required with each shipment hereunder.

4.7      Training.

                  The Corporation shall, during the term of this Agreement, be responsive to all requests by the Distributor for information relative to the marketing and sale of the Products, including without limitation, making its facilities, management and employees available to respond to such requests on reasonable prior notice and during regular business hours. Without limiting the generality of the foregoing, subject to the Distributor's providing a training schedule reasonably satisfactory to both parties, the Corporation, at the Corporation's expense (except for international travel expenses incurred at the request of, and approved in advance by, the Distributor, which shall be borne by the Distributor), shall for a period of twelve months from the date hereof provide adequate training to such personnel as shall be designated by the Distributor in the use and sale of the Products.

4.8      Insurance.

                  The Corporation shall, at its sole cost and expense, secure and maintain a policy or policies of liability insurance providing itself and the Distributor coverage thereunder and insuring itself and the Distributor against any liability to the public or any users for defects in the design or manufacture of the Products sold. Such policy or policies shall be on an occurrence form per occurrence and in the aggregate in an amount not less than $2,000,000, shall include coverage of up to $4,000,000 under an umbrella policy, and upon terms providing coverage which are at least as extensive as those terms which the Distributor shall reasonably deem necessary or appropriate, and shall be issued by insurers of recognized responsibility which are highly rated by a national rating organization. The Corporation shall promptly furnish to the Distributor a copy of each such policy, which policy shall provide, inter alia, written notice to the Distributor of each notice of cancellation of each such policy no less than 30 days prior to the effective date of cancellation.

4.9      Tradenames.

                  The Distributor shall, in its sole discretion, formulate its marketing plans and systems with respect to the Products, and each of them. The Corporation hereby grants to the Distributor, for the term of this Agreement, the non-exclusive, royalty-free right and license to utilize in a manner reasonably calculated not to harm the goodwill and reputation of the Corporation, any and all of the Corporation's trademarks, tradenames, service marks, labels and copyrights (hereinafter referred to, collectively, as the "Trademarks") in the Exclusive Market in connection with the Products for the United States and Canada (it being acknowledged and agreed that no other party shall hold any such right with respect to the Exclusive Market during such term). Subject to the foregoing, the Distributor shall determine the trademarks and related indicia accompanying Products sold pursuant hereto. All proprietary rights in the Trademarks (exclusive of any trademarks, tradenames, service marks, labels and copyrights of the Distributor utilized in conjunction therewith) shall remain the exclusive property of the Corporation, subject to the Distributor's license to use such Trademarks only during the term hereof, and such further period, not to exceed 180 days, following the termination or expiration hereof, during which the Distributor shall be permitted to dispose of any remaining Products held by the Distributor. The Distributor hereby agrees that, during the term of this Agreement, the Corporation shall have the right to utilize the Distributor's corporate name and logo in connection with identification by the Corporation of the appointment of the Distributor hereunder.

4.10     Taxes; Compliance with Laws.

                  The Corporation shall promptly pay when due all taxes and assessments against the premises or the equipment used in connection with its business, and all liens or encumbrances of every kind or character created or placed upon or against any of said property, and all accounts and other indebtedness of every kind incurred by the Corporation in the conduct of said business. The Corporation shall comply with all applicable federal, state, county and municipal laws and regulations, now in effect or hereafter enacted, including, without limitation, all environmental laws and all occupational safety and health laws and shall timely obtain any and all permits, certificates, or licenses necessary for the full and proper conduct of its business.

4.11     Protection of Rights.

                  The Corporation shall give prompt notice to the Distributor:
         (i) of any litigation, arbitration or governmental proceeding, or any threatened litigation, arbitration or governmental proceeding, involving or affecting the Products in any material respect, or any of them; and (ii) any notice received by the Corporation of any lapse, termination, expiration or forfeiture of any right with respect to the Products, or any of them. In addition, in the event failure to do so would have a material adverse effect on the economic benefits conferred on the Distributor under this Agreement in any jurisdiction, and the Distributor requests that the Corporation take such action, the Corporation shall, at its expense, promptly and diligently: (x) pursue filing and prosecuting any and all patent applications based on inventions included within the Products, or any of them, whether made prior or subsequent to the date hereof, and the filing and prosecution of all divisions, continuations, continuations-in-part, reissues or re-examinations thereof, and file, pursue, maintain and renew the registrations of all registered Trademarks and perform all other acts which the Distributor may reasonably request in order to maintain and renew such registrations for use hereunder; and (y) prosecute all such actions or proceedings as are required to terminate infringement on any rights to the Products, the Trademarks, or any of them. In the event the Corporation shall fail to perform any obligation under this Section 4.11, the Distributor may perform such obligation at the expense of the Corporation and upon consultation with the Corporation.

                  The Corporation will continue to pay the necessary fees to maintain all existing patents through their full term. The Corporation shall not allow any registered patent to lapse without obtaining the prior written approval from the Distributor.

4.12     Exclusivity.

                  In order to enhance the efficiency of the Distributor's exclusive marketing efforts hereunder and avoid realization by third parties of any benefits of the Distributor's efforts to achieve sales of the Products in the Exclusive Market, the Corporation hereby agrees that: (i) it shall not, directly or indirectly, market, sell or distribute the Products to any party who intends, to the best of the Corporation's knowledge, directly or indirectly, to market, sell or distribute products in or to the Exclusive Market, or to any customer who intends, to the best of the Corporation's knowledge, directly or indirectly, to apply the Products in the Exclusive Market; and (ii) in all agreements entered into by it with respect to the distribution of Products, it shall provide for the termination thereof if, after written notice delivered by the Corporation to cease all activities in conflict with the appointment hereunder, such activities continue, and it shall forthwith in each case terminate any such agreement in the event Products continue to be marketed thereunder subsequent to the delivery of such notice.

4.13     Confidential Material.

         a. In the event that either party to this Agreement (hereinafter referred to as the "Restricted Party") shall come into possession or obtain knowledge of Confidential Material (as hereinafter defined) of the other party (hereinafter referred to as the "Confidential Party"), such Confidential Material shall be held in absolute secrecy and treated confidentially, and shall not be disclosed, reproduced, published, distributed or by any other means disseminated, in whole or in part, by the Restricted Party or in any manner used for its benefit or the benefit of others, except as shall be specifically necessary for a party to disclose Confidential Material to its directors, officers, employees, agents or representatives to exercise its rights and perform its obligations under this Agreement. Notwithstanding the foregoing, if, as a consequence of no action taken by a Restricted Party in violation of this Section 4.13, such party shall be compelled, by subpoena, civil investigative demand or similar process, to disclose any Confidential Material, such party may disclose such information without liability hereunder, subject to written notice thereof to the Confidential Party. For purposes hereof, "Confidential Material" shall mean all information, in whatever form, furnished to the Restricted Party by the Confidential Party, or any of its directors, officers, employees, agents or representatives provided the information is designated in writing, or marked by an appropriate stamp or legend, by the Confidential Party to be of a proprietary or confidential nature. In order to be protectible hereunder, data which is first disclosed orally or by demonstration must be identified as proprietary or confidential at the time of disclosure and must be reduced to writing or other tangible form, marked as proprietary and a copy delivered to the Restricted Party by the Confidential Party within thirty (30) days after such disclosure or demonstration of any such data. Notwithstanding the foregoing the term "Confidential Material" shall not include information which:


            (i) becomes generally available to the trade or public other than as a result of a disclosure by any Restricted Party;

            (ii) was available to any Restricted Party on a non-confidential basis prior to its disclosure to a Restricted Party by the Confidential Party or any of its directors, officers, employees, agents or representatives;

            (iii) becomes available to any Restricted Party on a
                  non-confidential basis from a source other than the Confidential Party or any of its directors, officers, employees, agents or representatives and, to the knowledge of such Restricted Party, such source has a lawful and unrestricted right to convey such information;

            (iv)  is independently developed by the Restricted Party; or

            (v) is disclosed after 3 years from the expiration or termination date of this Agreement.

         b. The parties acknowledge and agree that their respective agreements contained under this Section 4.13 are of a special, unique, and extraordinary nature and that the non-breaching party would suffer irreparable injury as a consequence of the violation thereof, and by reason thereof each party consents and agrees that, if it should in any way violate such provisions, the other party shall be entitled to an injunction to be issued by any court of competent jurisdiction. restraining the violator from committing or continuing any such violation.


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                                       15

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                               OF THE CORPORATION

The Corporation hereby represents, warrants and covenants that:

5.1      Incorporation.

                  The Corporation is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

5.2      Authorization.

                  The execution and delivery by the Corporation of this Agreement, the performance by the Corporation of its covenants and agreements hereunder, and the consummation by the Corporation of the transactions contemplated hereby have been duly authorized by all necessary corporate action. When executed and delivered by the Corporation, this Agreement shall constitute the valid and legally binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except as may be limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors' rights and by limitations on the availability of equitable remedies.

5.3      Conflicts.

                  Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of the certificate of incorporation or by-laws of the Corporation or any law, rule, regulation, writ, judgment, injunction, decree, determination, award or other order of any court, government, or governmental agency or instrumentality, domestic or foreign, binding upon the Corporation, or conflict with or result in any breach of or event of termination under any of the terms of, or the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature pursuant to, the terms of any contract or agreement to which the Corporation is a party or by which the Corporation or any of its properties or assets is bound.

5.4      Adequacy of Facilities.

                  The Corporation owns, licenses or leases, and has the unimpaired use of, all properties, assets and facilities necessary for the fulfillment of its obligations under this Agreement, and shall continue ownership, license or lease of such properties, assets and facilities, as the case may be, and such use, in effect for as long as its obligations hereunder remain outstanding.

5.5      Proprietary Rights in Products.

                  Neither the Corporation, nor any of its agents, employees or independent contractors, has taken or shall take any action in any way inconsistent with the exclusive ownership by the Corporation of all right, title and interest in and to the Products, as heretofore developed or as hereafter may be developed, free and clear of any encumbrance, lien or charge of any nature whatsoever. To the best knowledge of the Corporation, no party other than the Corporation has or shall have any right, title or interest whatsoever in the Products which in any way prohibits or restricts the use thereof or any transaction contemplated hereunder, and the Corporation, its agents, employees or independent contractors shall not enter into any arrangement which would have such effect. There are no outstanding options, licenses or agreements of any kind whatsoever entered into by the Corporation, or any agent, employee or independent contractor of the Corporation, relating to the Products, or any of them, or the development thereof. To the best knowledge of the Corporation, any and all patents relating to the Products, or any of them, or the manufacture thereof, are valid and in full force and effect, and no event has occurred and is continuing which, after notice or lapse of time or otherwise, would result in the invalidity or forfeiture of any such patents, or any part thereof, or any of the Corporation's rights thereto. Notwithstanding anything else contained in this Agreement to the contrary, the Distributor acknowledges that the Corporation has, in reliance upon the completion of the transactions contemplated by this Agreement, entered into an agreement , and may in the future, at the written request of the Distributor, enter into other agreements with third parties for the private label manufacturing of or right to distribute certain products which the Corporation does not manufacture, and in which the Corporation has no proprietary rights. In the event such products should become unavailable due to circumstances beyond the control of the Corporation, the Corporation shall not be in breach of any portion of this Agreement.

5.6      Infringement.

                  There are no claims, disputes, actions, suits or proceedings, including, without limitation, suits for infringement, pending or, to the best of the Corporation's knowledge, threatened against or affecting the Products, or any of them, or the manufacture, marketing, distribution, sale or use thereof. Neither the Products, nor any of them, nor the manufacture, marketing, distribution, sale or use thereof by the Corporation or by the Distributor in the manner contemplated by this Agreement, will infringe or conflict with any patents, patent applications, know-how, processes, trade secrets, techniques, procedures or other proprietary property rights held by any third party. The Corporation has not failed to comply with any law, rule, regulation, writ, judgment, injunction, decree, determination, award or other order of any court or other governmental agency or instrumentality, within the Territory and effecting the Exclusive Market, which relates to the Products, or any of them, or any part thereof, and to the best knowledge of the Corporation there is no basis for any claim for compensation, damages or otherwise arising out of any violation of the foregoing.

  5.7    Survival of Representations.

                Such representations and warranties of the Corporation contained at Sections 5.4, 5.5 and 5.6 shall survive the Closing for a period of two years.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES
                               OF THE DISTRIBUTOR

The Distributor represents, warrants and covenants that:

6.1      Incorporation.

                  The Distributor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof.

6.2      Authorization.

                  The execution and delivery of this Agreement by the Distributor, the performance by the Distributor of its covenants and agreements hereunder, and the consummation by the Distributor of the transactions contemplated hereby have been duly authorized by all necessary corporate action. When executed and delivered by the Distributor this Agreement will constitute the valid and legally binding obligation of the Distributor enforceable against the Distributor in accordance with its terms, except as may be limited by bankruptcy, insolvency, or other laws affecting generally the enforceability of creditors' rights and by limitations on the availability of equitable remedies.

6.3      Conflicts.

                  Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will violate any provision of the certificate of incorporation or by-laws of the Distributor or any law, rule, regulation, writ, judgment, injunction, decree, determination, award, or other order of any court, government or governmental agency or instrumentality, domestic or foreign, binding upon the Distributor or conflict with or result in any breach of or event of termination under any of the terms of, or constitute a default under or result in the termination of or the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or any other charge or encumbrance of any nature pursuant to, the terms of any contract or agreement to the Distributor is a party or by which the Distributor is a party or by which the Distributor or any of its assets and properties is bound.

6.4      Survival of Representations.

         Each representation and warranty of the Distributor contained herein shall survive the Closing for a period of two years.

                                   ARTICLE VII

                                 INDEMNIFICATION

7.1      Basis of Indemnity.

         a. The Corporation hereby agrees to indemnify and hold harmless the Distributor, its directors, officers, employees, agents and their respective legal representatives, successors and assigns, from and against all damages, costs, expenses, losses, claims, demands, liabilities and/or obligations, including, without limitation, reasonable counsel fees (hereinafter referred to, collectively, as "Damages"), resulting from or sustained or incurred by reason of (i) any breach of any warranty, representation, agreement or covenant of the Corporation set forth in this Agreement, or (ii) any allegation that the Products, or any of them, infringe upon any patents, patent applications, know-how, technology, procedures or process of any third party.

         b. The Distributor hereby agrees to indemnify and hold harmless the Corporation, its directors, officers, employees, agents and their respective legal representatives, successors and assigns from and against any and all Damages resulting from sustained or incurred by reason of any breach of any warranty, representation, agreement or covenant of the Distributor set forth in this Agreement.

7.2      Procedures for Indemnification.

         a. Promptly after receipt by an Indemnified Party (as hereinafter defined) under Sections 7.1 (a) or (b) of notice of the commencement of any action by any person not an Indemnified Party for which indemnification is available under Section 7.1 (a) or (b) (hereinafter referred to as a "Third Party Claim"), such Indemnified Party shall, if a claim in respect thereof is to be made against any Indemnifying Party (as hereinafter defined) under such section, give notice to the Indemnifying Party of the commencement thereof, but the failure so to notify the Indemnifying Party shall not relieve it of any liability that it may have to any Indemnified Party except to the extent the Indemnifying Party demonstrates that the defense of such Third Party Claim is prejudiced thereby.

         b. Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the

            Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will Indemnify the Indemnified Party from and against the entirety of any Damages the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim eligible for indemnification hereunder, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief,
            (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

         c. So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance withss.7.2(b) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim,
            (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party, and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

         d. However, in the event the condition (A) inss. 7.2(b) above is or becomes unsatisfied, the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from any Indemnifying Party in connection therewith). In the event the condition (E) in Section 7.2(a) above is or becomes unsatisfied, the Indemnified Party may defend against, and, upon not less than three days written notice to the Indemnifying Party, consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim in any manner it may deem appropriate. Moreover, in the event the conditions (B)-(D) inss.7.2(b) above is or becomes unsatisfied, the Indemnified Party may defend against and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim, provided that the Indemnified Parties will consult with the Indemnifying Party and will not consent to the entry of any judgment or settlement without the Indemnifying Party's prior written consent, which shall not be unreasonably withheld. In such an event, the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the reasonable costs of defending against the Third Party Claim (including attorneys' fees and expenses), and the Indemnifying Parties will remain responsible for any Damages the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by a Third Party Claim.

7.3      Payment of Indemnity.

                  In the event that any party entitled to indemnification hereunder (herein referred to as an "Indemnified Party") shall incur any Damages in respect of which indemnity may be sought pursuant to this Agreement, the party responsible for indemnification (herein referred to as "Indemnifying Party") shall be given written notice thereof promptly by such Indemnified Party, which notice shall, to the extent reasonably available to such Indemnified Party, specify the amount and nature of the Damages and include the request of such Indemnified Party for indemnification therefor, but the failure so to notify the Indemnifying Party shall not relieve it of any liability that it may have to any Indemnified Party, except to the extent the Indemnifying Party demonstrates that it was prejudiced thereby. The Indemnifying Party shall promptly pay to such Indemnified Party the amount of the Damages so specified. Notwithstanding any provision contained under this Article VII to the contrary, no Indemnified Party shall assert any claim for indemnification of any amount if and to the extent such party actually recovers money for such claim under the insurance described under Section 4.8 hereof.

                                  ARTICLE VIII

                           RELATIONSHIP OF THE PARTIES

8.1      Independent Contractors.

                  This Agreement does not constitute either party as an agent, legal representative, joint venturer, partner, employee or servant of the other party for any purpose whatsoever and it is understood between the parties that the relationship is that of independent contractors and under no circumstances shall the employees or consultants of one party be deemed to be employees of the other party. This Agreement shall not be construed as authority for either party to act for, or make any commitment on behalf of, the other party.

                                   ARTICLE IX

                         EMPLOYMENT OF SUPERVISION STAFF

9.1      No-Raid.

                  The Distributor agrees that, for a period commencing on the date hereof and ending five years following termination of this Agreement, the Distributor shall not, on behalf of any person, firm, corporation, association or any other entity, including itself, directly or indirectly, employ or seek to employ any person who is known to the Distributor, after reasonable inquiry, to be an employee of the Corporation or any of its subsidiaries, unless prior permission is given by the Corporation.

9.2      Indirect Action Prohibited.

                  The Distributor agrees that, during the term of this Agreement, it will not, directly or indirectly, assist or encourage any other person or entity in carrying out, directly or indirectly, any activity that would be prohibited by the provisions of Section 9.1 if such activity were carried out by the Distributor either directly or indirectly and in particular, the Distributor agrees that it will not, directly or indirectly, induce any employee of the Corporation to carry out directly or indirectly any such activity.

9.3      Survival.

                  The provisions of this Article IX shall survive the termination or expiration of this Agreement for any reason.

                                    ARTICLE X

                                  MISCELLANEOUS

10.1     Notices.

                  All notices, requests or instruction hereunder shall be in writing and delivered personally (including facsimile with confirmation of receipt) or sent by registered or certified mail, postage prepaid, as follows:

              (1) if Super Vision International, Inc.

                  8210 President's Drive
                  Orlando, Florida 32809
                  Attention: President
                  Facsimile:  (407) 857-0050

                  With a copy to:

                  Frank S. Ioppolo, Jr.
                  Greenberg Traurig, P.A.
                  20th Floor
                  111 North Orange Avenue
                  Orlando, Florida 32801
                  Facsimile:  (407) 420-5909

              (2) if to Cooper Lighting

                  400 Busse Road
                  Elk Grove Village, Illinois  60007
                  Attention: President
                  Facsimile:  (713) 209-8991

         Any of the above addresses may be changed at any time by notice delivered to the other party as provided above; provided, however, that any such notice with respect to change of address shall be effective only upon receipt.

10.2     Entire Agreement.

                  This Agreement contains the entire agreement between the parties hereto with respect to the transaction contemplated hereby, and supersedes all prior understandings, arrangements and agreements with respect to the subject matter hereof. No modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

10.3     Further Action.

                  Each of the parties hereto shall use all commercially reasonable efforts to take such actions as may be necessary or reasonably requested by the other party hereto to carry out and consummate the transactions contemplated by this Agreement.

10.4     Most Favored Customer.

                  In the event the Corporation is or becomes party to any distributorship or similar arrangement in the Territory, and such arrangements contain terms materially more favorable to the purchaser or agent thereunder than are contained herein with respect to the Distributor, then, at the option of the Distributor, this Agreement shall be amended to incorporate such more favorable terms. The Corporation shall as soon as practicable deliver notice to the Distributor of the existence of any such distributorship or similar arrangement, identifying any such more favorable terms or the absence thereof. Notwithstanding anything herein to the contrary, it shall not be deemed a materially more favorable agreement if the agreement or transaction contemplated thereby relate to a one time or non-recurring transaction which is priced on a per job (as opposed to line item) basis.

10.5     Benefit of Agreement.

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that, other than as provided hereunder, neither party may assign or subcontract its rights or obligations hereunder without the prior written approval of the other party.

10.6     Expenses.

                  Except as otherwise provided herein, each of the parties hereto shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

10.7     Governing Law.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable in the case of agreements made and to be performed entirely within such state.

10.8     Captions.

                  The captions appearing in this Agreement are inserted for the convenience of the parties only and shall not be construed to affect the meaning of the provisions of this Agreement.

10.9     Counterparts.

                  This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same instrument.

10.10    Dispute Resolution.

         a. Settlement Attempt. Each of the Distributor and the Corporation agrees that any claim or dispute between the parties hereto arising out of or in connection with this Agreement or any alleged breach hereof (a "Claim") shall be submitted promptly to an executive of each of the Distributor and the Corporation who shall have authority to settle the Claim, and who shall meet in Orlando, Florida within 30 days of such submission to seek in good faith an amicable settlement. In seeking an amicable settlement, the Distributor and the Corporation agree to the contrary in writing, any advice or decision of the mediator shall not be binding.

         b. Binding Arbitration. Each of the Distributor and the Corporation agrees any Claim not settled by the Distributor and the Corporation within 60 days after notice of the Claim is first given by either party to the other in accordance with Section 10.10(a) above shall be finally settled by arbitration under the Commercial Arbitration Rules and the Guidelines for Expediting Larger Complex Commercial Arbitrations of the American Arbitration Association, and judgement upon the award rendered by the arbitrators may be entered in any court having jurisdiction over it. There shall be three arbitrators, all of whom shall be fully active in their respective occupations and shall conduct themselves as neutrals, and whose chairman shall be an attorney experienced in arbitrating large commercial disputes. Each party shall appoint one arbitrator, and the two arbitrators shall appoint the third. All arbitrators shall be compensated at their normal hourly or per diem rates for all time spent by them in connection with the arbitration proceedings. The arbitrators shall actively manage the arbitration to make it fair, expeditious, economical and less burdensome and adversarial than litigation, and the award rendered shall not include punitive damages but shall state its reasoning. Any party may request a court to provide interim relief without waiving the agreement to arbitrate.


















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                                       25

         IN WITNESS WHEREOF, this Agreement had duly executed by the parties hereto as of the date first above written.

ATTEST:                                     SUPER VISION INTERNATIONAL, INC.



--------------------------------            By
                                              ---------------------------------
                                            Name:    John P. Stanney
                                            Title:   President


ATTEST:                                     COOPER LIGHTING, INC.



--------------------------------            By
                                              ---------------------------------
                                            Name:
                                            Title:


ATTEST:                                     COOPER INDUSTRIES (CANADA), INC.



--------------------------------            By
                                              ---------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT E





                                                         November 23, 1998

Mr. Brett Kingstone, Individually
8210 Presidents Drive
Orlando, Florida 32809

Kingstone Family Limited Partnership II
Attention:  Brett Kingstone, General Partner

Super Vision International, Inc.
Attention:  Brett Kingstone, President

Dear Mr. Kingstone:

         Reference is hereby made to the Agreement dated as of even date herewith (the "Purchase Agreement") between Super Vision International, Inc. (the "Corporation") and Cooper Lighting, Inc. ("Cooper"), pursuant to which Cooper has agreed to acquire shares of the Corporation's class A common stock, $.001 par value (the "Class A Common Stock"), and to enter into certain distributorship arrangements with the Corporation.

         In connection with the execution and delivery of the Purchase Agreement, and in exchange for payment by Cooper to each of Brett Kingstone and Kingstone Family Limited Partnership II (the "Sellers") and the Corporation of the amount of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the Sellers and the Corporation), Cooper, the Sellers and the Corporation agree as follows:

         1. Definitions: All capitalized terms, not otherwise defined herein, shall have the meaning ascribed to them in the Purchase Agreement

         2. Representations and Warranties and Agreements of the Seller. The Sellers, jointly and severally, hereby represent and warrant to, and agree with Cooper, as follows:

         (a) Each Seller has full and unrestricted power and authority to enter into this agreement and to perform all of his covenants and agreements hereunder. When executed and delivered by him or it, the terms hereof shall constitute his or its valid and legally binding agreement enforceable against him or it in accordance with its terms, except as may be limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors rights and by limitations on the availability of equitable remedies.

         (b) Kingstone Family Limited Partnership II has good and marketable title to 483,264 shares of Class B Common Stock of the Corporation. Brett Kingstone does not own any shares of stock of the Corporation, although he has a beneficial interest in 322,187 shares of Class A Common Stock (together with the shares held by Kingstone Family Limited Partnership II, the "Shares"). All such Shares are free and clear of all mortgages, deeds of trust, security interests, pledges, liens and other charges and encumbrances of any nature, and each Seller has the right to sell and transfer all such Shares held by him or it to Cooper hereunder. Cooper shall, upon delivery of any such Shares in accordance with this agreement, hold good and marketable title thereto, free and clear of any lien, security interest, voting trust or other claim, charge or encumbrance.

         (c) Neither the execution and delivery hereof, nor the consummation of any or all of the transactions contemplated herein, will violate any law, rule, regulation, writ, judgment, injunction, decree, determination, award or other order of any court of governmental agency, or conflict with or result in any breach of or constitute a default under, or result in the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature pursuant to the terms of, any contract or agreement to which he or it is a party or by which he or it or any of his or its assets is bound.

         (d) Neither Seller nor anyone acting on behalf of either Seller has directly or indirectly offered any securities for sale to, or solicited any offer to buy any of the same from, anyone so as to bring the delivery and sale of the Shares hereunder within the registration requirements of the Securities Act.

         (e) The representations and warranties contained in this Section 2 shall be true and correct on and as of each Closing Date with the same effect as if made on and as of such date and such representations and warranties shall survive each Closing Date notwithstanding any investigation made by or on behalf of Cooper; and each Seller shall, on each Closing Date, deliver its certificate to Cooper to the foregoing effect in form and substance satisfactory to Cooper.

         3. Representations and Warranties of Cooper. Cooper hereby represents and warrant to, and agrees with the Sellers, as follows:

         (a) It is a corporation duly organized and validly existing under the laws of the State of Delaware and has the full corporate power and authority to enter into the agreements contained herein, to acquire the Option Shares elected by it, and to carry out the provisions hereof.

         (b) The execution and delivery hereof by it and the performance by it of its covenants and agreements hereunder have been duly authorized by all necessary corporate action. When executed and delivered by it the terms hereof shall constitute Cooper's valid and legally binding obligation enforceable against it in accordance therewith, except as may be limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors' rights and by limitations on the availability of equitable remedies.

         (c) Neither the execution and delivery hereof, nor the consummation of the transactions contemplated herein, will violate any provision of its certificate of incorporation or by-laws, or any law, rule, regulation, writ, judgment, injunction, decree, determination, award or other order of any court or governmental agency, or conflict with or result in any breach of any of the terms of or constitute a default under, or result in the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature pursuant to the terms of any contract or agreement to which it is a party or by which it or any of its assets is bound.

         (d) Except as otherwise permitted by applicable law (without limitation, including in the exercise of any rights contemplated by Section 4 hereof), Cooper will acquire the Shares purchased by it pursuant to Section 4, if any, for its own account and not with a view to, or for sale in connection with, the distribution thereof within the meaning of the Securities Act.

         (e) The representations and warranties contained in this Section 3 shall be true and correct on and as of each Closing Date with the same effect as if made on and as of such date, and such representations and warranties shall survive each Closing Date notwithstanding any investigation made by or on behalf of the Seller; and Cooper shall, on each Closing Date, deliver its certificate to the Seller to the foregoing effect in form and substance satisfactory to the Seller.

         4.       Right-of-First Refusal.

         (a) Each Seller agrees that, in the event such Seller shall, from time to time, determine to sell any securities of the Corporation owned by him or it, pursuant to a bona fide offer (the "Bona Fide Offer"), to any Cooper Lighting Competitor (as defined in the Purchase Agreement), and provided that no Change in Control (as hereinafter defined) in respect of Cooper shall have occurred subsequent to the date hereof, such Seller shall, in each instance, first offer such shares (the "Option Shares") to Cooper, by written notice (each an "Initial Sale Notice") to Cooper to that effect. Cooper shall have the right and option to purchase all, but not less than all, securities specified in the Initial Sale Notice by giving written notice of exercise (an "Acceptance Notice") to such Seller within ten days after the receipt of the Initial Sale Notice for a purchase price calculated as hereinafter set forth (the date of such receipt being herein referred to as a "Closing Date"). Failure to respond within such period shall conclusively be deemed notice of rejection. In the event Cooper shall not timely have exercised any right and option under this Section 4, such Seller shall be free, for a period of sixty days after the expiration of such right and option, to sell all, but not less than all, securities to which such right and option related pursuant to the Bona Fide Offer theretofore communicated to Cooper, free of the restrictions of this Section 4. In the event that Cooper duly delivers an Acceptance Notice to such Seller, then the Acceptance Notice, taken in conjunction with the Initial Sale Notice, shall constitute a valid and legally binding purchase and sale agreement, and payment in cash for the Option Shares purchased be made within ten days following the receipt by such Seller of the Acceptance Notice. In the event the Seller fails to complete the proposed sale, assignment, transfer or other disposition within 60 days after the rejection or deemed rejection of the offer contained in the Initial Sale Notice, sale of the Option Shares shall again be subject to the provisions of this Section 4.

         (b) The purchase price for each security offered to Cooper pursuant to this Section 4 shall be the dollar value of the consideration per security offered to such Seller pursuant to the Bona Fide Offer, which, in the case of any non-cash consideration, shall be the fair market value thereof determined by such Seller and Cooper or should such Seller and Cooper fail to agree thereon within three days of receipt by Cooper of the Initial Sale Notice, the purchase price shall be determined by an independent appraiser, qualified in such matters selected by such Seller and Cooper.

         (c) The provisions of this Section 4 shall be binding upon any Affiliate of either Seller and upon Brett Kingstone's Immediate Family (as hereinafter defined), and upon any member of his Immediate Family, to whom the Seller may transfer any securities of the Corporation after the date hereof, who shall agree in writing to be bound as aforesaid as a condition to any such transfer.

         (d) For purposes of this Section 4: (x) an "Affiliate" of any person or entity shall mean any other person or entity controlled by, under common control with or controlling such person or entity; (y) "Immediate Family" shall mean the spouse, siblings, children (and the direct lineal descendants of such children) and parents (and the direct lineal ancestors of such parents) of the subject person, and any trust for the benefit thereof; and (z) "Change in Control" shall mean a change in control of Cooper occurring after the date of execution of this agreement of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), whether or not Cooper is then subject to such reporting requirement; provided, however, that, without limitations, such a Change in Control shall be deemed to have occurred if any "person" (as defined under Section 13(d) of the Exchange Act) subsequent to the date hereof becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding shares of any class or series of securities entitled to elect more than one-half of the board of directors of Cooper Industries.

         5.       Certain Covenants.

         Each Seller hereby covenants and agrees that except as consented in writing by Cooper, from and after the date of this Agreement, he or it shall:

         (a) not sell, transfer or in any way convey, or agree to sell, transfer or in any way convey, any of the Option Shares or grant, or agree to grant, an option or other right to acquire any of the Option Shares, except pursuant to this Agreement;

         (b) not suffer or permit any pledge, lien, security interest or other charge or encumbrance of any nature to be created with respect to the Option Shares, nor shall such Option Shares be subject to any voting agreements or to any proxies, except for this Agreement or as expressly permitted or required by this Agreement;

         (c) take such action so that all shares of capital stock of the Corporation legally or beneficially owned by him or it shall be voted (i) to effectuate the election to the Board of Directors of the Corporation of the designee contemplated by Section 8.3 of the Purchase Agreement and against any proposal inconsistent therewith and (ii) against any amendment to the Corporation's Certificate of Incorporation that would not cause the Class B Common Stock to be converted automatically into Class A Common Stock upon a transfer (except as permitted as of the date hereof or with Cooper's prior consent); and

         (d) use his or its best efforts to cooperate with Cooper in effectuating the purposes of this Agreement and to consummate the transactions contemplated hereby.

         6. Termination. In the event the closing under the Purchase Agreement shall not have occurred on or prior to November 30, 1998, this Agreement shall have no further force or effect.

         7. Notices. Any notice pursuant to the terms hereof shall be deemed to have been sufficiently given to either party hereto if sent by registered, certified or overnight express mail, postage prepaid, addressed, as the case may be, to the parties at their respective addresses hereinabove set forth or such other address as may hereafter be designated by a party by notice to the other party given in such manner. Unless otherwise provided herein, all notices shall be deemed to have been given when sent.

         8. Successors. Cooper may not assign its rights under this Agreement without the prior written consent of the Seller having first been obtained (except that Cooper may assign its rights hereunder without such consent to any direct or indirect subsidiary of Cooper Industries). The terms covenants and conditions hereof shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

         9. Expenses. Except as otherwise provided herein, each of the parties hereto shall bear such party's own expenses in connection with this Agreement and the transactions contemplated hereby.

         10. Governing Law. This agreement and the terms hereof shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state.

         11. Hart-Scott-Rodino Compliance. Notwithstanding anything herein to the contrary, to the extent that any purchase by Cooper of any shares of a Seller under this agreement requires prior notification pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), or any similar law, such purchase shall be subject to all applicable waiting periods (and any extensions thereto) under the HSR Act or such similar law having expired or otherwise being terminated. Each of the Cooper and each Seller shall (and each shall cause its ultimate parent entity as defined in the HSR Act, to the extent appropriate, to) file any Notification and Report Forms and related material that it or he may be required to file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the HSR Act or other governmental body under similar law, will use its or his reasonable best efforts to obtain early termination of the applicable waiting period, and make any further filings pursuant thereto that may be necessary or advisable. In furtherance of the foregoing, but without limitation, the Cooper's delivery of an Acceptance Notice pursuant to Section 4 (notwithstanding the language in Section 4 which indicates that such notice constitutes a valid and legally binding purchase and sale agreement) is subject to the condition precedent of the expiration or early termination of any waiting period without final adverse action by the applicable governmental body. Therefore, any obligation to make payment or right to make such a purchase is tolled until such expiration or early termination of all applicable waiting periods and the existence of such waiting period shall not adversely affect the parties' obligations to consummate the transaction provided that the condition precedent is satisfied.

         12. Counterparts. This agreement may be signed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one agreement.

                                      * * *

         If the foregoing terms are acceptable to you, kindly so indicate by executing the enclosed copy of this letter in the space below provided for that purpose, and returning such copy to the undersigned.

                                        Very truly yours,

                                        COOPER LIGHTING, INC.



                                        By
                                           ------------------------------------

ACCEPTED AND AGREED:

KINGSTONE FAMILY LIMITED PARTNERSHIP II


By:
   ----------------------------------------
       Brett Kingstone, General Partner



   ----------------------------------------
         Brett Kingstone, Individually


The undersigned hereby executes this agreement solely so as to be bound by the provisions of Section 7 hereinabove set forth:

SUPER VISION INTERNATIONAL, INC.


By:
    ---------------------------------------
         John Stanney, President

                                                                       EXHIBIT F

                            RECONCILIATION AGREEMENT

         This Reconciliation Agreement is made as of this ___ day of November, 1998, by and among Brett Kingstone, Kingstone Family Limited Partnership II (individually and collectively with Brett Kingstone, as applicable, "Kingstone"), Super Vision International, Inc. (the "Corporation"), Cooper Lighting, Inc. ("Cooper"), Hayward Industries, Inc. ("Hayward") and Hayward Pool Products, Inc. ("HPP").

         WHEREAS, Cooper desires to purchase 250,369 shares of Class A Common Stock for $2,000,000 and obtain Initial Warrants and Protective Warrants;

         WHEREAS, the parties hereto desire to reconcile and address certain features of the Principal Documents as set forth herein;

         NOW, THEREFORE, for the mutual covenants herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Cooper and Hayward are collectively referred to as the "Purchasers" and each a "Purchaser." All capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed to them in the applicable Stock Purchase Agreement between Corporation and the applicable Purchaser.

2.       Section 8.1 Rights.

         (a) Hayward agrees not to exercise its rights pursuant to Section 8.1 of the Hayward Stock Purchase Agreement arising from the Corporation's issuance of 250,369 shares of Class A Common Stock to Cooper pursuant to the Cooper Stock Purchase Agreement. Hayward reserves its rights pursuant to Section 8.1 of the Hayward Stock Purchase Agreement with respect to any shares of Class A Common Stock issued to Cooper upon its exercise of its warrants, including, without limitation, the Cooper Initial Warrants and the Cooper Protective Warrants.

         (b) Notwithstanding Section 8.1 of the Hayward Stock Purchase Agreement and the Cooper Stock Purchase Agreement, the parties hereto agree that upon any Non-excluded Issuance by the Corporation of any shares of Class A Common Stock, each of Cooper and Hayward's right to subscribe for additional shares of Class A Common Stock shall be limited by the Protected Percentage Interest applicable to such Purchaser. Because the number of shares which either party may purchase will vary depending on whether and the extent to which the other party exercises its rights under Section 8.1 of its Stock Purchase Agreement, each party may in lieu of setting forth a specific numbers of Additional Shares, notify the Corporation that it elects to purchase the maximum amount permissible to maintain its then existing Protected Percentage Interest. The Corporation shall honor each Purchaser's election, if any, to subscribe for additional shares of Class A Common Stock up to such Purchaser's Protected Percentage

Interest and shall take into account the other Purchaser's election of its
Section 8.1 rights in making the determination of the proper number of shares available for subscription by each Purchaser.

3. Section 8.2 Rights. Hayward agrees that, as of the date hereof, Cooper is not a Hayward Competitor. Cooper agrees that, as of the date hereof, Hayward is not a Cooper Lighting Competitor.

4. Warrants. The exercise by either Purchaser of its Initial Warrants shall be deemed a Non-excluded Issuance pursuant to the other Purchaser's Stock Purchase Agreement. The Cooper Initial Warrants are deemed Eligible Warrants under the Hayward Initial Warrant Certificate. The Hayward Initial Warrants are deemed Eligible Warrants under the Cooper Initial Warrant Certificate.

         The Cooper Initial Warrants and the Cooper Protective Warrants are deemed not to be Eligible Warrants under the Hayward Protective Warrant Certificate. The Hayward Initial Warrants and the Hayward Protective Warrants are deemed not to be Eligible Warrants under the Cooper Protective Warrant.

5. Rights of First Refusal. Hayward and Cooper agree that, in the event the Corporation or Kingstone shall, from time to time, determine to sell or issue any securities of the Corporation, pursuant to a bona fide offer, to any person or entity that is both a Cooper Lighting Competitor and a Hayward Competitor (as defined in the Cooper Stock Purchase Agreement and Hayward Stock Purchase Agreement, respectively) and if both Cooper and Hayward deliver to the Corporation and/or Kingstone, as applicable, an Acceptance Notice within ten days after the receipt of the applicable Initial Sale Notice, the Corporation and Kingstone shall sell and Hayward and Cooper shall purchase the Offered Shares pro rata based on the number of shares of Class A Common Stock held by each (counting as issued, all shares in which the Warrants are then exercisable).

6. Distribution. Each of HPP and Cooper hereby release the Corporation of any liability for lost profits (assuming that it is determined that the Corporation has liability for such lost profits) solely related to the sale by the other Purchaser (including by such Purchaser's affiliates, agents, distributors and representatives) of products of the Corporation into the Exclusive Market granted HPP or Cooper, respectively; provided that the Corporation is not in breach of a material term of the Distributorship Agreement with such party (including, without limitation, Section 3.12 of the Hayward Distributorship Agreement and Section 4.12 of the Cooper Distributorship Agreement). HPP and Cooper each covenant to the other that it shall not and shall use all reasonable efforts to prevent its affiliates, agents, distributors and representatives) from selling products of the Corporation into the Exclusive Market and Territory of the other, including exercising any right it may have to terminate its relationship with any such affiliates, agent, distributor or representative if the restricted activity continues for a period of thirty (30) days after notice, but not including any requirement that either implement written agreements with such persons restricting such activities; provided, however, that neither Cooper nor HPP shall have any liability or obligation to the other in the event any Products of the Corporation are sold into the Exclusive Market and Territory of the other unless such sale occurs as a result of gross or willful misconduct. The Corporation shall credit the Purchaser who was prejudiced by the other Purchaser's sales into the prejudiced Purchaser's Exclusive Market with the corresponding purchases of products of the Corporation for purposes of determining the satisfaction of the Minimum Purchase Commitments and correspondingly the Corporation will not credit such purchases when determining the satisfaction of the Minimum Purchase Commitment of the breaching Purchaser.

7.       Miscellaneous Provisions.

Except as expressly provided in this Reconciliation Agreement, this Reconciliation shall not operate as an amendment or modification to any of the Principal Documents as referenced in each Purchaser's respective Stock Purchase Agreement, which remain in full force and effect.

This Reconciliation Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will constitute one and the same instrument.

WHEREFOR, each of the parties hereto duly executes this Reconciliation Agreement as of the date and year first above written.

HAYWARD INDUSTRIES, INC.                    HAYWARD POOL PRODUCTS, INC.
By:                                         By:
   ----------------------------                 ------------------------------
      James D. Krugman                                James D. Krugman
      President                                       President

SUPER VISION INTERNATIONAL, INC.
By:
   --------------------------------
Name:
     ------------------------------
Title:
       ----------------------------

COOPER LIGHTING, INC.
By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

-----------------------------------
Brett Kingstone, Individually


Kingstone Family Limited Partnership II

By:
   --------------------------------
   Brett Kingstone, General Partner

                                                                    Exhibit G

                                   AGREEMENT


     THIS AGREEMENT ("Agreement") entered into as of this 23rd day of November, 1998, between Kingstone Family Limited Partnership II, a Nevada limited partnership ("Seller"), and Cooper Lighting, Inc. ("Cooper").


                                  WITNESSETH:


     WHEREAS, Super Vision International, Inc. (the "Corporation") and Cooper entered into an agreement (the "Purchase Agreement"), dated November 20, 1998, relating to the sale of 250,369 shares of the Corporation's Class A Common Stock, par value $.001 (the "Class A Common Stock"), which represented approximately ten percent (10%) of the Corporation's issued and outstanding Common Stock; and

     WHEREAS, as part of that transaction, Brett M. Kingstone ("Kingstone"), an officer, director and shareholder of the Corporation), agreed to grant Cooper an option to purchase up to ten percent (10%) of the shares of Common Stock which Kingstone has the right to acquire pursuant to the exercise of that certain warrant issued to Kingstone on or about March 31, 1997, to purchase 289,187 shares of Class A Common Stock ("Warrant Shares") of the Corporation, at an exercise price of $7.00 per share (the "Warrant"); and

     WHEREAS, Kingstone transferred the Warrant to Seller, a family limited partnership, for estate planning purposes on June 30, 1998; and

     WHEREAS, in connection with the foregoing, Seller agrees to grant an option (the "Option") to Cooper and Cooper agrees to accept such Option in accordance with the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, it is hereby agreed as follows:

     1. Grant of Option. In connection with the execution and delivery of the Purchase Agreement, and in exchange for payment by Cooper to the Seller of the amount of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by the Seller), the Seller hereby grants to Cooper, or its designated affiliate, an option with respect to a portion of the Warrant Shares pursuant to the terms hereinafter set forth:

     (a) In each event of the exercise of the Warrant by the Seller (an "Exercise"), the Seller shall immediately notify Cooper thereof, specifying the number of Warrant Shares subject to such Exercise, whereupon Cooper shall have the right and option, exercisable at any time prior to 45 days from and after the delivery of notice of such Exercise by the Seller to Cooper (each, a "Termination Date"), to purchase ten percent (10%) of the Warrant Shares issued to the Seller upon such Exercise, which in no event shall exceed up to a total of 28,918 of the Warrant Shares at any time under this Agreement (such Warrant Shares, in each case the "Option Shares"), at a purchase price calculated as hereinafter set forth (the "Purchase Price"). Any right of Cooper to purchase such Options Shares shall expire upon the applicable Termination Date and such shares shall no longer be deemed Option Shares for purposes of this Agreement.

     (b) The Purchase Price shall in each instance be calculated by the Seller and Cooper as the fair market value of the relevant Option Shares, with each share of Class A Common Stock included therein valued with reference to the Market Price thereof (as defined in the Initial Warrants, and as that term is defined in the Purchase Agreement, which certificate is attached as Exhibit A to the Purchase Agreement) for thirty consecutive business days prior to the date of the Exercise Notice (as hereinafter defined), appropriately modified by the parties to reflect any stock splits, stock dividends, reclassifications or similar events; provided, however, that should the Seller and Cooper fail promptly to agree as aforesaid, then the Purchase Price shall be calculated by an appraiser independent of the Seller, Cooper or the Corporation, qualified in such matters, upon whom the Seller and Cooper shall promptly agree.

     2. Exercise of Option. Cooper shall, at its election, in each case exercise the foregoing right and option only by giving written notice to the Seller (each, an "Exercise Notice") specifying the time and date, no earlier than five nor later than fifteen days after the delivery of such notice to the Seller (the "Closing Date"), at which time payment of the Purchase Price for the Option shares will be made, at the offices of Greenberg Traurig, P.A., 20th Floor, 111 North Orange Avenue, Orlando, Florida 32801, by delivery to the Seller of such Purchase Price by certified or bank cashiers' check or wire transfer, against delivery of certificates for the Option Shares, duly endorsed in blank by the Seller (each such certificate accompanied by any requisite documentary or stock transfer tax stamps), or other documentation in form and substance satisfactory to Cooper and effective to transfer the Option Shares to Cooper. Subject to the terms and conditions hereof, Cooper hereby agrees to purchase such Option Shares from the Seller and the Seller hereby agrees to sell such Option Shares to Cooper, in each event that Cooper delivers such Exercise Notice to the Seller as aforesaid.

     3. Registration of Shares. In each event of exercise of the foregoing right and option, and of the transfer of any Option Shares as aforesaid, the Corporation shall, as promptly as practicable subsequent to the Closing Date, and in no event later than twelve months from such date, register such Option Shares, as part of a class of securities of the Corporation then registered under the Securities and Exchange Act of 1934 (the "Exchange Act"), at the Corporation's expense, pursuant to the Securities Act of 1933, as amended (the "Securities Act"). The foregoing registration shall be effectuated by the Corporation pursuant to the terms of the Registration Rights Agreement (as that term is defined in the Purchase Agreement). Cooper and Seller hereby agree that the Option Shares referenced in the Registration Rights Agreement shall refer to the same Option Shares as defined herein.

     4. Representations and Warranties and Agreements of the Seller. The Seller hereby represents, warrants and agrees with Cooper as follows:

     (a) The Seller has full and unrestricted power and authority to enter into this agreement to perform all of its covenants and agreements hereunder. When executed and delivered by it, the terms hereof shall constitute its valid and legally binding agreement enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors rights and by limitations on the availability of equitable remedies.

     (b) The Seller has the right to sell and transfer all Option Shares to Cooper hereunder upon the exercise, if ever, of the Warrant. Cooper shall, upon delivery of any Option Shares in accordance with this Agreement, hold good and marketable title thereto, free and clear of any lien, security interest, voting trust or other claim, charge or encumbrance.

     (c) Neither the execution and delivery hereof, nor the consummation of any of the transactions contemplated herein, will violate any law, rule, regulation, writ, judgment, injunction, decree, determination, award or other order of any court or governmental agency, or conflict with or result in any breach of or constitute a default under, or result in the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature pursuant to the terms of, any contract or agreement to which it is a party or by which it or any of its assets is bound.

     (d) Neither the Seller nor anyone acting on behalf of the Seller has directly or indirectly offered any securities for sale to, or solicited any offer to buy any of the same from anyone so as to bring the delivery and sale of the Option Shares hereunder within the registration requirements of the Securities Act.

     (e) The representations and warranties contained in this Section 4 shall be true and correct on and as of each Closing Date, with the same effect as if made on and as of such date, and such representations and warranties shall survive each Closing Date, notwithstanding any investigation made by or on behalf of Cooper; and the Seller shall, on each Closing Date, deliver its certificate to Cooper to the foregoing effect in form and substance satisfactory to Cooper.

     (5) Representations and Warranties of Cooper. Cooper hereby represents, warrants and agrees with the Seller as follows:

     (a) It is a corporation duly organized and validly existing under the laws of the State of Delaware, and has the full corporate power and authority to enter into the agreements contained herein, to acquire the Option Shares elected by it and to carry out the provision hereof.

     (b) The execution and delivery hereof by it and the performance by it of its covenants and agreements hereunder have been duly authorized by all necessary corporate action. When executed and delivered by it, the terms hereof shall constitute Cooper's valid and legally binding obligation enforceable against it in accordance therewith, except as may be limited by bankruptcy, insolvency or other laws affecting generally the enforceability of creditors' rights and by limitations on the availability of equitable remedies.

     (c) Neither the execution and delivery, hereof, nor the consummation of the transactions contemplated herein, will violate any provision of its certificate of incorporation or by-laws, or any law, rule, regulation, writ, judgment, injunction, decree, determination, award or other order of any court or governmental agency, or conflict with or result in any breach of any of the terms of or constitute a default under, or result in the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature pursuant to the terms of any contract or agreement to which it is a party or by which it or any of its assets is bound.

     (d) Except as otherwise permitted by applicable law (including, without limitation, the exercise of any rights contemplated by Section 3 hereof), Cooper will acquire the Option Shares purchased by it hereunder for its own account and not with a view to, or for sale in connection with, the distribution thereof within the meaning of the Securities Act.

     (e) The representations and warranties contained in this Section 5 shall be true and correct and as of each Closing Date, with the same effect as if made on and as of such date, and such representations and warranties shall survive each Closing Date, notwithstanding any investigation made by or on behalf of the Seller to the foregoing effect in form and substance satisfactory to the Seller.


     6.  Right of First Refusal

     (a) In addition to the right and option hereinabove set forth, the Seller agrees that, in the event the Seller shall, from time to time, determine to sell any securities of the Corporation owned by him, pursuant to a bona fide offer (the "Bona Fide Offer"), to any Cooper Lighting Competitor (as that term is defined in the Purchase Agreement), and provided that no Change in Control (as hereinafter defined) in respect of Cooper shall have occurred subsequent to the date hereof, the Seller shall, in each instance, first offer such shares (the "Offered Shares") to Cooper, by written notice (each an "Initial Sale Notice") to Cooper to that effect. Cooper shall have the right and option to purchase all, but not less than all, securities specified in the Initial Sale Notice by giving written notice of exercise (an "Acceptance Notice") to the Seller within ten days after the receipt of the Initial Sale Notice for a purchase price calculated as hereinafter set forth. Failure to respond within such period shall conclusively be deemed notice of rejection. In the event Cooper shall not timely have exercised any right and option under this Section 6, the Seller shall be free, for a period of sixty days after the expiration of such right and option, to sell all, but not less than all, securities to which such right and option related pursuant to the Bona Fide Offer theretofore communicated to Cooper, free of the restrictions of this Section 6. In the event that Cooper duly delivers an Acceptance Notice to the Seller, then the Acceptance Notice, taken in conjunction with the Initial Sale Notice, shall constitute a valid and legally binding purchase and sale agreement, and payment in cash for the Offered Shares purchased shall be made within ten days following the receipt by the Seller of the Acceptance Notice. In the event the Seller fails to complete the proposed sale, assignment, transfer or other disposition within sixty days after the rejection or deemed rejection of the offer contained in the Initial Sale Notice, sale of the Offered Shares shall again be subject to the provisions of this Section 6.

     (b) The Purchase Price for each security offered to Cooper pursuant to this Section 6 shall be the dollar value of the consideration per security offered to the Seller pursuant to the Bona Fide Offer, which, in the case of any non-cash consideration, shall be the fair market value thereof determined by the Seller and Cooper, or should the Seller and Cooper fail to agree thereon within three days of receipt by Cooper of the Initial Sale Notice, the Purchase Price shall be determined by an independent appraiser, qualified in such matters and selected by the Seller and Cooper.

     (c) The provisions of this Section 6 shall be binding upon any Affiliate of either the Seller or of Kingstone's Immediate Family (as hereinafter defined) to whom the Seller may transfer any securities of the Corporation after the date hereof, who shall agree in writing to be bound as aforesaid as a condition to any such transfer.

     (d) For purposes of this Section 6: (x) an "Affiliate" of any person or entity shall mean any other person or entity controlled by, under common control with or controlling such person or entity; (y) "Immediate Family" shall mean the spouse, siblings, children (and the direct lineal descendants of such children) and parents (and the direct lineal ancestors of such parents) of the subject person, and any trust for the benefit thereof; and (z) "Change in Control" shall mean a change in control of Cooper occurring after the date of execution of this Agreement of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not Cooper is then subject to such reporting requirement; provided, however, that, without limitation, such a Change in Control shall be deemed to have occurred if any "person" (as defined under Section 13(d) of the Exchange Act) subsequent to the date hereof becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, or more than 50% of the outstanding shares of any class or series of securities entitled to elect more than one-half of the board of directors of Cooper.

     7.  Certain Covenants.

     The Seller hereby covenants and agrees that, except as consented to in writing by Cooper, from and after the date of this Agreement, it shall:

     (a) not sell, transfer or in any way convey, or agree to sell, transfer or in any way convey, any of the Option Shares or grant, or agree to grant, an option or other right to acquire any of the Option Shares, except pursuant to this Agreement;

     (b) not suffer or permit any pledge, lien, security interest or other charge or encumbrance of any nature to be created with respect to the Option Shares, nor shall such Option Shares be subject to any voting agreements or to any proxies, except for this Agreement or as expressly permitted or required by this Agreement;

     (c) take such action so that all shares of capital stock of the Corporation legally or beneficially owned by him shall be voted to effectuate the election of the designee contemplated by Section 8.3 of the Purchase Agreement, to the Board of Directors of the Corporation, and against any proposal inconsistent therewith; and

     (d) use his best efforts to cooperate with Cooper in effectuating the purposes of this Agreement and to consummate the transactions contemplated hereby.

     8. Notices. Any notice pursuant to the terms hereof shall be deemed to have been sufficiently given to either party hereto if sent by registered, certified or overnight express mail, postage prepaid, addressed, as the case may be, to the parties at their respective addresses hereinabove set forth or such other address as may hereafter be designated by a party by notice to the other party given in such manner. Unless otherwise provided herein, all notices shall be deemed to have been given when sent.

     9. Successors. Cooper may not assign its rights under this Agreement without the prior written consent of the Seller having first been obtained (except that Cooper may assign its rights hereunder without such consent to any wholly-owned subsidiary of Cooper Industries, Inc.). The terms, covenants and conditions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives, successors and assigns.

     10. Expenses. Except as otherwise provided herein, each of the parties hereto shall bear such party's own expenses in connection with this Agreement and the transactions contemplated hereby.

     11. Governing Law. This agreement and the terms hereof shall be governed by and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed entirely within such state, without giving effect to the principles of conflict of law.

     12. Counterparts. This agreement may be signed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one agreement.

     13. Hart-Scott-Rodino Compliance. Notwithstanding anything herein to the contrary, to the extent that any purchase by Cooper of any stock of the Corporation hereunder requires prior notification pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), or any similar law, such purchase shall be subject to all applicable waiting periods (and any extensions thereto) under the HSR Act or such similar law having expired or otherwise being terminated. Each of cooper and the Seller shall (and each shall cause its ultimate parent entity as defined in the HSR Act, to the extent appropriate, to) file any Notification and Report Forms and related material that it or they may be required to file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the HSR Act or other governmental body under similar law, will use its or their reasonable best efforts to obtain early termination of the applicable waiting period, and make any further filings pursuant thereto that may be necessary or advisable. In furtherance of the foregoing, but without limitation, Cooper's exercise of any Option pursuant to this Agreement and its delivery of an Exercise Notice pursuant hereto (notwithstanding the language in Section
2) is subject to the condition precedent of the expiration or early termination of any waiting period without final adverse action by the applicable governmental body. Therefore, any obligation to make payment or right to make such a purchase is tolled until such expiration or early termination of all applicable waiting periods and the existence of such waiting period shall not adversely affect the parties' obligations to consummate the transaction, provided that the condition precedent is satisfied.





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                                       7

     14. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the matters herein and supersedes all prior agreements and understandings, written and oral, between the parties with respect to the subject matter hereof. Neither this agreement nor any term hereof amy be changed, waived or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver or termination is sought.

     IN WITNESS WHEREOF the parties have executed this agreement as of the date first written above.


                                   COOPER LIGHTING, INC.


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   KINGSTONE FAMILY LIMITED
                                   PARTNERSHIP II


                                   By:
                                      -----------------------------------------
                                      Brett M. Kingstone,
                                      General Partner


The undersigned hereby executes this agreement solely so as to be bound by the provisions of Section 3 hereinabove set forth:

SUPER VISION INTERNATIONAL, INC.


--------------------------------
By: John P. Stanney
Title: President

                                       8